Posting Supplement No. 101 dated November 7, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 57416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
57416	$10,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 57416. Member loan 57416 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	State Farm Insurance	Debt-to-income ratio:	11.63%
Length of employment:	6 years	Location:	Waterbury, CT

Home town:
Current & past employers:	State Farm Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

I currently have a personal loan with Citifinancial that I have a high interest rate on I need 7000 to pay this off. I also have 3 other creidit cards I would like to pay off with this loan to get this into one easy payment. 139635 added on 11/04/09 > Having one monthly payment will be a lot easier instead of making multiple payments to different companies. I have paid all of my bills on time<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	58
Revolving Credit Balance:	$3,511.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 368274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
368274	$7,750	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 368274. Member loan 368274 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	n/a	Debt-to-income ratio:	20.14%
Length of employment:	n/a	Location:	San Jose, CA

Home town:
Current & past employers:	Dalup Enterprises
Education:	San Jose State University, University of Arkansas, Fayetteville

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt. I have 3 cards that I would like to consolidate. I am a university student and I plan on not using my credit cards anymore after I get a consolidation loan. 382550 added on 10/28/09 > I follow a monthly budget currently for the past year and have managed to pay off 7500 of my debt in one year. I do not use my credit cards and after I pay off this loan I will NEVER get another loan or credit card again. (except for a mortgage)

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,307.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392737	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392737. Member loan 392737 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Hacker Group	Debt-to-income ratio:	20.74%
Length of employment:	1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Hacker Group, Aquent, The Seattle Times, Hacker Group
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to fund a one-of-a-kind, intricate fantasy sports web site that will pull customers from the ready-made fantasy audience of over 20 million people. This money will be used to pay the developers of the site. And the site should recoup the loan in the first year with no problem. Due to the very sensitive nature of this project -- and the likelihood of someone stealing the idea -- I cannot reveal the specifics in this forum or without a non-disclosure agreement. However, there is a high probability this site will be quite profitable from Year 1. Even if it isn't, I could meet the terms of the loan based on personal finances in a three-year span, no problem. 429858 added on 10/25/09 > This loan is a no-risk proposition for any lender. My credit history indicates I can be depended on to repay any debts. All I need is an advance at this time to finish funding this business project, which should generate more than enough ROI in the first year to cover the cost. Even if it doesn't, I have over $1,200 in expendable income each month and will be able to pay it off with no problem. This is as secure a personal business loan as you could make.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,030.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399499	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399499. Member loan 399499 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,041 / month
Current employer:	Microsoft Corporation	Debt-to-income ratio:	15.35%
Length of employment:	10 + years	Location:	Seattle, WA

Home town:
Current & past employers:	Microsoft Corporation
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

Hello, I need a loan to pay my outstanding tax loan with the IRS ($20,000). I would like to pay this off as soon as possible to avoid additional penalties & high interest charges. 442267 added on 11/01/09 > Hello, I need a loan to pay my outstanding tax loan with the IRS ($23,000, currently). I would like to pay this off as soon as possible to avoid additional penalties & high interest charges. 442267 added on 11/01/09 > Quick correction - I don't have a "tax loan" with the IRS. I have tax debt with the IRS ($23,000, currently). 442267 added on 11/03/09 > Quick update - LendingClub has verified my income and my bank account. Big thank you to everyone who has invested so far!

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,832.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444336	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444336. Member loan 444336 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,375 / month
Current employer:	Uno Chicago Grill LLC	Debt-to-income ratio:	13.49%
Length of employment:	< 1 year	Location:	SOMERVILLE, MA

Home town:
Current & past employers:	Uno Chicago Grill LLC
Education:

This borrower member posted the following loan description, which has not been verified:

541606 added on 10/29/09 > Trying to get my credit score up, consolidating debt and reducing terms of credit. Currently around 680 need to get over 700, hoping to open my own business in the next few years and this is vital. Excellent business plan but it will not do much on its own.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,573.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449926

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449926	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449926. Member loan 449926 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,633 / month
Current employer:	Federal Deposit Insurance Corporation	Debt-to-income ratio:	24.00%
Length of employment:	2 years	Location:	Red Oak, TX

Home town:
Current & past employers:	Federal Deposit Insurance Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

552978 added on 11/05/09 > I am borrowing this money to help my husband consolidate some small bills and get his credit back on track. During the past two years I was unemployed due to multiple surgeries. During this time my husband used everything available to him to keep us afloat and to keep my credit rating. These things included maxing out his credit cards borrowing small loans, etc. Now that I am back at work and making a decent salary I really would like to get him back to where he was prior to my health issues.<br/>

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,377.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450454	$5,600	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450454. Member loan 450454 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Cheesecake Factory	Debt-to-income ratio:	6.68%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Cheesecake Factory
Education:

This borrower member posted the following loan description, which has not been verified:

554033 added on 11/04/09 > Auto Loan<br/>

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,251.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451916	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451916. Member loan 451916 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	rodaninicatering	Debt-to-income ratio:	1.97%
Length of employment:	4 years	Location:	woodside, NY

Home town:
Current & past employers:	rodaninicatering
Education:

This borrower member posted the following loan description, which has not been verified:

557245 added on 10/29/09 > hi,tank for consider my aplication 557245 added on 10/29/09 > hi,tank for you time

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	49
Revolving Credit Balance:	$3,086.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 452168

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452168	$15,250	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452168. Member loan 452168 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	State Attorney's Office	Debt-to-income ratio:	23.21%
Length of employment:	4 years	Location:	SAFETY HARBOR, FL

Home town:
Current & past employers:	State Attorney's Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,715.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452594	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452594. Member loan 452594 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,750 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	9.91%
Length of employment:	10 + years	Location:	SOLON, OH

Home town:
Current & past employers:	Cleveland Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

558756 added on 10/26/09 > The loan is to cover a "short-sell" on an old house. The mortgage is much more than this loan and can easily be repaid once the home is sold.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$41,634.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 452716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452716	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452716. Member loan 452716 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Safety Compliance Company	Debt-to-income ratio:	17.68%
Length of employment:	10 + years	Location:	Costa Mesa , CA

Home town:
Current & past employers:	Safety Compliance Company
Education:

This borrower member posted the following loan description, which has not been verified:

559059 added on 10/30/09 > This loan is simply to consolidate my debt and allow me to be debt free within 3 years. The interest rates on my current credit cards have been raised for no reason. I miss no payments, which is easily verified in my credit report. I have been working for the last 11 years for the same company and make $105,000 a year, which I have made for the last 6 years. The 3 year monthly payment on this loan is less than my current monthly payments on my credit cards. Thank you

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,424.00	Public Records On File:	1
Revolving Line Utilization:	89.80%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452773	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452773. Member loan 452773 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	USIS	Debt-to-income ratio:	19.03%
Length of employment:	6 years	Location:	orlando, FL

Home town:
Current & past employers:	USIS
Education:

This borrower member posted the following loan description, which has not been verified:

559187 added on 10/29/09 > Loan money is being used to pay off credit card balances. I am current on all. I want to be able to pay one provider and not several. I am stable and have worked for my company for over 6 years. Repayment of this loan will not be a concern. The monthly payment that I pay on all the credit card bills is compatible with the loan monthly payment. Welcomed to call my employer and any other creditors listed on my credit report to verify that I am good pay. 559187 added on 10/29/09 > I am current on all. I want to be able to pay one provider and not several. I am stable and have worked for my company for over 6 years. Repayment of this loan will not be a concern. The monthly payment that I pay on all the credit card bills is compatible with the loan monthly payment. Welcomed to call my employer and any other creditors listed on my credit report to verify that I am good pay.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,112.00	Public Records On File:	1
Revolving Line Utilization:	53.50%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452990	$24,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452990. Member loan 452990 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	12.55%
Length of employment:	n/a	Location:	HERNANDO, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559594 added on 10/22/09 > I do not make mortgage payments as I have a reverse mortgage. I need to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,191.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453641	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453641. Member loan 453641 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.42%
Length of employment:	n/a	Location:	NANTUCKET, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	32
Revolving Credit Balance:	$15,627.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453773	$6,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453773. Member loan 453773 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,229 / month
Current employer:	CSC	Debt-to-income ratio:	3.22%
Length of employment:	2 years	Location:	Columbia, SC

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

561284 added on 10/28/09 > Loan will be used to purchase engagement ring. I have the available funds in a stock market account that will more than cover the loan amount. I am in good credit standing and am good at paying off bills.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	17
Revolving Credit Balance:	$2,362.00	Public Records On File:	0
Revolving Line Utilization:	87.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454092	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454092. Member loan 454092 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,687 / month
Current employer:	Brookline Bank	Debt-to-income ratio:	15.63%
Length of employment:	3 years	Location:	CAMBRIDGE, MA

Home town:
Current & past employers:	Brookline Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1969	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,489.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454337	$5,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454337. Member loan 454337 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.33%
Length of employment:	n/a	Location:	Irvine, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562537 added on 10/24/09 > I plan to use the funds to help out my daughter and grandkids and purchase a new washer and dryer(it's lasted us 18 yrs.) I make a good borrower because I am very conscientious of my debts making sure I pay well enough in advance. I have been retired now for 20 yrs. and know that maintaining a excellent credit score is very important. Thank you

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,683.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454357	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454357. Member loan 454357 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.28%
Length of employment:	n/a	Location:	TINLEY PARK, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562581 added on 10/26/09 > I am self employed and market insurance to social security recipients and have been for 22 years. My market is not effected by the economy. I am simply looking to consolidate some credit card debt into one personal loan, thats it. I have not been late in making any payments in over ten years. This is just simply to save on financing debt and to reduce my monthly payments on that debt, which your loan would accomplish on both ends. 562581 added on 10/26/09 > my note to lender is listed above in the loan description

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,113.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454364	$6,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454364. Member loan 454364 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	10.32%
Length of employment:	n/a	Location:	Northville, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562594 added on 11/05/09 > Using the $6000 to pay off my $2500 credit debt. With remaining balance I will have more than an adequate amount to pay the monthly installments.<br/> 562594 added on 11/06/09 > Not sure if the Q & A section is viewable so I'll add some more details:<br/><br/>My source of income right now is 1 rental home where I collect $800 per month in rent. In addition, I earn roughly $1000 a month working part-time as a line cook. I own a website but it is not profitable right now (new website). I live with my parents therefore I pay no rent. My car is paid for. My wife's income was not listed but she also works and combined we earn well over $2500 a month. I am a recent graduate of the University of Michigan-Dearborn with a 3.6 GPA in International and Hispanic Studies. I am over-qualified for my current job and seeking better employment. Looking to consolidate my debts into one simple monthly payment that comes out of this bank account each month ----> http://i106.photobucket.com/albums/m254/nathan_211/Finances/comericaaccountnov6.png<br/><br/>As you will see from the following screenshot; I take my credit very seriously and do so in an organized manner. You will see I note the minimum payment due, the date, credit limits, as well as the debt utilization rate:<br/><br/>http://i106.photobucket.com/albums/m254/nathan_211/Finances/Creditdebtnov6.png<br/><br/>I am looking to do 2 things: 1) Consolidate all credit card debt to 1 monthly payment and 2) improve my credit score / history <br/><br/>The last thing I will allow to happen is for my credit to be massacred by missing or not paying off a loan. <br/><br/>Nathan<br/>

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,476.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454495	$2,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454495. Member loan 454495 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,900 / month
Current employer:	Spansion	Debt-to-income ratio:	20.41%
Length of employment:	3 years	Location:	austin, TX

Home town:
Current & past employers:	Spansion
Education:

This borrower member posted the following loan description, which has not been verified:

562875 added on 10/25/09 > pay off debts 562875 added on 10/25/09 > ..................

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$239.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454722	$5,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454722. Member loan 454722 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	n/a	Debt-to-income ratio:	0.55%
Length of employment:	n/a	Location:	tujunga, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

563392 added on 10/26/09 > This money is going to be used for my wedding which is on 11/25/09. I am very responsible person in life and now I am ready to become a husband and start a new life. 563392 added on 10/28/09 > Dear lender, I am self employed for the past 7 years. My company name is Transtar Freight. Trucking and brokerage Company. I am very responsible person when it comes to financial, right now I need the loan to start my Wedding with the planner. Thank you???

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$284.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 454796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454796	$17,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454796. Member loan 454796 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,888 / month
Current employer:	Parkland Hospital	Debt-to-income ratio:	3.65%
Length of employment:	10 + years	Location:	Plano, TX

Home town:
Current & past employers:	Parkland Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

563520 added on 11/03/09 > Funds will be used to consolidate and eliminate debt. I pay timely, I don't miss payments. I've had the same employer for the past 11 years. I'm employed in a critical needs position at a major hospital.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	29
Revolving Credit Balance:	$14,907.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454865	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454865. Member loan 454865 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Bob Bauer's Best, Inc.	Debt-to-income ratio:	13.13%
Length of employment:	2 years	Location:	SANTA MONICA, CA

Home town:
Current & past employers:	Bob Bauer's Best, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,357.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454885	$8,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454885. Member loan 454885 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Chicago Clinical Laboratories	Debt-to-income ratio:	15.55%
Length of employment:	< 1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	Chicago Clinical Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

563729 added on 10/27/09 > Hello! I am a medical student who's attending a school that has lost it's funding. I am working three jobs to try to gather enough money to continue my clinical rotations and graduate, however, I need some help. Thank you in advance for any help that is recieved...you will truly be helping someone achieve their dream!

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,476.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 454887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454887	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454887. Member loan 454887 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,828 / month
Current employer:	El Taco of California, Inc.	Debt-to-income ratio:	3.24%
Length of employment:	3 years	Location:	Norwalk, CA

Home town:
Current & past employers:	El Taco of California, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,675.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455121	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455121. Member loan 455121 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,083 / month
Current employer:	Ames True Temper	Debt-to-income ratio:	9.68%
Length of employment:	7 years	Location:	Mechanicsburg, PA

Home town:
Current & past employers:	Ames True Temper
Education:

This borrower member posted the following loan description, which has not been verified:

564255 added on 10/28/09 > Ned cash for house down payment

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,284.00	Public Records On File:	1
Revolving Line Utilization:	6.30%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455152	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455152. Member loan 455152 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Augmentity	Debt-to-income ratio:	5.31%
Length of employment:	3 years	Location:	McKinney, TX

Home town:
Current & past employers:	Augmentity
Education:

This borrower member posted the following loan description, which has not been verified:

564331 added on 10/28/09 > I am in the final stages of software development on a corporate application that does not have any direct competitors at the moment. I have been working on this for 2 years and have put in 7 times this amount personally. I start testing in less than 2 weeks with a well known Fortune 50 client and I need this money to pay the developers to finish up the code and provide support during the testing period. Expected to launch in Jan/Feb 09. I will continue working my day job and making payments for the foreseeable future. 564331 added on 10/29/09 > Correction: launching Jan/Feb 2010.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	63
Revolving Credit Balance:	$57,602.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455153	$9,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455153. Member loan 455153 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	delaware north co.	Debt-to-income ratio:	21.87%
Length of employment:	4 years	Location:	ROMULUS, MI

Home town:
Current & past employers:	delaware north co.
Education:

This borrower member posted the following loan description, which has not been verified:

564333 added on 10/28/09 > I now pay $500. a month on my credit cards with no problems. Consolidating my debt down to one $350 payment will be very easy to take care of.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,306.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455234	$25,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455234. Member loan 455234 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	City and County of San Francisco	Debt-to-income ratio:	8.24%
Length of employment:	10 + years	Location:	Daly City, CA

Home town:	Tel Aviv
Current & past employers:	City and County of San Francisco
Education:

This borrower member posted the following loan description, which has not been verified:

564410 added on 10/29/09 > My job is super stable, I've been employed here for 30+ years. I've never been late on any payments. I just want to consolidate my credit cards to avoid 28% interest and have everything paid within 3 years. I have more than enough of a monthly budget to easily manage these payments.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	37
Revolving Credit Balance:	$54,316.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455253	$17,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455253. Member loan 455253 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.70%
Length of employment:	n/a	Location:	Virginia Beach, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

564500 added on 10/28/09 > I plan to update home making it energy sufficient.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	47	Months Since Last Delinquency:	17
Revolving Credit Balance:	$31,376.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455281	$23,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455281. Member loan 455281 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	MeadWestvaco	Debt-to-income ratio:	6.73%
Length of employment:	< 1 year	Location:	Richmond, VA

Home town:
Current & past employers:	MeadWestvaco
Education:

This borrower member posted the following loan description, which has not been verified:

564549 added on 10/28/09 > This loan will be used to fund the expansion of my business ResumesBy, a professional resume writing service.The funds will be targeted to improve my website (www.resumesby.com), increase marketing activities, cover the cost of resume writer certification programs, and pay for part-time proof reader.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	19
Revolving Credit Balance:	$17,606.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455296	$25,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455296. Member loan 455296 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,200 / month
Current employer:	E AND H BILLING SERVICES	Debt-to-income ratio:	15.63%
Length of employment:	5 years	Location:	north hollywood, CA

Home town:
Current & past employers:	E AND H BILLING SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$288,311.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 455299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455299	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455299. Member loan 455299 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,833 / month
Current employer:	Herbalife International	Debt-to-income ratio:	7.31%
Length of employment:	2 years	Location:	Redondo Beach, CA

Home town:
Current & past employers:	Herbalife International
Education:

This borrower member posted the following loan description, which has not been verified:

564580 added on 10/28/09 > Purpose of loan: This loan will be used to expand my consulting business (hardware, software licensing and marketing materials) My financial situation: I am a good candidate for this loan because I will still maintain my full time job while I continue to build my business.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,424.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455300	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455300. Member loan 455300 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.19%
Length of employment:	n/a	Location:	EDINBURG, TX

Home town:	Mexico City
Current & past employers:	IPC Apartments, Interpower Corp, Tokyo Electron America, Lockheed Martin Corp., Biomedical Enterprises
Education:	University of Texas Pan American, The University of Texas at San Antonio

This borrower member posted the following loan description, which has not been verified:

558370 added on 10/16/09 > It's the perfect time to trim down on the number of credit cards. Don't have a problem making the payments, but the payments will be lower here anyway. And why should the credit cards have all the profits? 558370 added on 10/16/09 > I already have a loan here in Lending Club and It is faithfully up to date with no problems. 558370 added on 10/20/09 > Thank you for your consideration. I assure you the money will be put to good use and in a responsible manner.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$685.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455413

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455413	$25,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455413. Member loan 455413 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	INTERNATIONAL BAKERY	Debt-to-income ratio:	7.83%
Length of employment:	4 years	Location:	GLENDALE, CA

Home town:
Current & past employers:	INTERNATIONAL BAKERY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,729.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455462	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455462. Member loan 455462 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,400 / month
Current employer:	CCRC	Debt-to-income ratio:	7.84%
Length of employment:	< 1 year	Location:	CHESAPEAKE, VA

Home town:
Current & past employers:	CCRC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,018.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455640	$21,600	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455640. Member loan 455640 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	Bellisima Skim Care	Debt-to-income ratio:	22.27%
Length of employment:	3 years	Location:	Miami, FL

Home town:
Current & past employers:	Bellisima Skim Care
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,398.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455715	$21,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455715. Member loan 455715 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,797 / month
Current employer:	Weld County Government	Debt-to-income ratio:	10.53%
Length of employment:	6 years	Location:	Greeley, CO

Home town:
Current & past employers:	Weld County Government
Education:	Illinois State University

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,800.00	Public Records On File:	0
Revolving Line Utilization:	25.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455737	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455737. Member loan 455737 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	U.S. Bureau of Economic Analysis	Debt-to-income ratio:	16.28%
Length of employment:	3 years	Location:	Alexandria, VA

Home town:
Current & past employers:	U.S. Bureau of Economic Analysis
Education:

This borrower member posted the following loan description, which has not been verified:

511310 added on 10/29/09 > I'm paying off a high-interest credit card. I have a stable financial history, having never missed a payment. My employment situation is stable-- I have worked for the Federal government for over three and a half years, and have consistently received high performance ratings from my superiors. I also hold a Master's degree in Economics. Though I'm easily able to pay off the card at the current rate, I'd rather pay less in interest while providing a good return to an average person, rather than helping finance the salary of an executive at a bailed-out financial institution that treats its customers poorly.

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,331.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455821	$24,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455821. Member loan 455821 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Allergan	Debt-to-income ratio:	18.08%
Length of employment:	< 1 year	Location:	WALNUT, CA

Home town:
Current & past employers:	Allergan, BT, LeCG, CyberTrust, Dyntek
Education:	Boston University, Capella University, American Intercontinental University Online, American Military University, DeVry University-California, Northwestern California University School of Law

This borrower member posted the following loan description, which has not been verified:

565551 added on 10/30/09 > Pay of my high interest credit cards 565551 added on 10/31/09 > I have about 6 credit cards and the balance vary from $400 to $14,000. Recently they all raise the interest rate to over 20% and I think it will be easier for me to consolidate all these credit cards with one bill, which will be easier for me. 80% of my debt is for educations. I have a Ph.D. in Organization & Management, Master of Criminal Justice and MBA. Currently I am attending law school which I use my credit cards to pay for books, tutoring and other related expenses. The rest of 20% debt is from traveling to seminars. Thanks. 565551 added on 11/02/09 > I have a very stable full time job at Allergan (NYSE: AGN), as an Information Security Analyst. I have a great credit history also. 565551 added on 11/03/09 > Lending Club has already verified my employment and income.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,067.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455871

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455871	$6,400	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455871. Member loan 455871 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,898 / month
Current employer:	Novellus Systems Inc.	Debt-to-income ratio:	11.09%
Length of employment:	9 years	Location:	SAN JOSE, CA

Home town:
Current & past employers:	Novellus Systems Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

565639 added on 10/30/09 > This loan is for my first marriage and to move in with my new wife. I have a very stable income and have been working at the company for over 9 years. I have a great monthly budget and after rent and bills still have $1800 left over. I pay my bills on time and only need the loan for planning the marriage.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	68
Revolving Credit Balance:	$12,267.00	Public Records On File:	1
Revolving Line Utilization:	40.00%	Months Since Last Record:	77
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455886	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455886. Member loan 455886 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	11.18%
Length of employment:	n/a	Location:	SPEARFISH, SD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,352.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 455904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455904	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455904. Member loan 455904 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	City of Chicago	Debt-to-income ratio:	8.74%
Length of employment:	10 + years	Location:	CHICAGO, IL

Home town:
Current & past employers:	City of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

565754 added on 10/31/09 > All I can say is this would be a good investment for someone looking to get a return on their money. I have never been late nor missed a payment since I received my first credit card at the age of 18. Since then I have always kept a low or zero balance and only borrow when necessary which is refelected in my high credit score. I am looking to pay off some small debt and will be using the rest to assist my father who I have been responsible for since he moved near me due to failing health. I have always used credit responsible and requested this loan because I have never been one to put much on a credit card. I prefer the structure of a fixed loan. Any questions just ask and thanks. 565754 added on 10/31/09 > I have been in my current position for over 11 years and have what I consider one of the most stable positions. My income at its base is 75,000 and with overtime I have averaged at or over 100,000 per year for the last several years.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455956	$4,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455956. Member loan 455956 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,131 / month
Current employer:	n/a	Debt-to-income ratio:	6.27%
Length of employment:	n/a	Location:	Richmond, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	53
Revolving Credit Balance:	$5,416.00	Public Records On File:	1
Revolving Line Utilization:	67.70%	Months Since Last Record:	72
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 455990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455990	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455990. Member loan 455990 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Diversified Investment Advisor	Debt-to-income ratio:	9.77%
Length of employment:	5 years	Location:	West Harrison, NY

Home town:
Current & past employers:	Diversified Investment Advisor
Education:

This borrower member posted the following loan description, which has not been verified:

565914 added on 10/30/09 > Everyone please help I'm tying the knot real soon and need funds to pay for remainder of ceremony.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,617.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455991	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455991. Member loan 455991 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,708 / month
Current employer:	n/a	Debt-to-income ratio:	4.88%
Length of employment:	n/a	Location:	Porstmouth, VA

Home town:	Suffolk
Current & past employers:
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

565917 added on 10/30/09 > Purpose of loan: This loan will be used to help us bring our son home from Ethiopia. We're in the process of adopting a 2.5 year old beautiful little boy from Ethiopia. We were expecting a 12-18 month process, during which time we'd raise the $22,000 needed (we already have a few thousand saved/raised and are planning to raise the rest). We hadn't expected to fall in love with a little boy from our adoption agency's Waiting Child list. Children are usually on the Waiting Child list due to being older or having special medical and/or developmental needs. The process for adopting Waiting Children is much faster, so instead of having 12-18 months to save the money, we're rushing to raise it all in 90 days! While we could raise it over a year or two, this expedited time frame has drastically altered our financial plans. I am a good candidate for this loan because: * My husband and I made $90,756 in 2008 (haven't calculated 2009 yet). * We will qualify for a $12,150 tax credit when we return from Ethiopia with our son. We plan to use the entire credit paying back this loan. * I am a self-employed web designer with many steady clients. * My husband has a steady job as a Registered Nurse at a large local hospital. * We're running several fundraisers and have extensive support from our friends, family and church. 565917 added on 10/31/09 > I've emailed LendingClub to see how I can verify my income and provide any documentation to expedite the "credit status review" process. So that should be done ASAP. Thank you to all of those who have invested so far to help us bring our son home! 565917 added on 11/03/09 > I've sent in the requested information to Lending Club so that my loan can be approved. Stay tuned!

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,588.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456032	$16,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456032. Member loan 456032 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Qualitrol Company LLC	Debt-to-income ratio:	17.40%
Length of employment:	10 + years	Location:	HONEOYE FALLS, NY

Home town:
Current & past employers:	Qualitrol Company LLC
Education:

This borrower member posted the following loan description, which has not been verified:

565997 added on 11/01/09 > I am wanting to consolidate credit card debt I currently have and get it paid off once and for all.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	24
Revolving Credit Balance:	$17,070.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456055	$24,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456055. Member loan 456055 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	14.13%
Length of employment:	n/a	Location:	Ocala, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

566033 added on 11/05/09 > I have been presented with a great opportunity to expand my existing business. I plan to consolidate and invest to open new locations. Thanks in advance!<br/>

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,429.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456064	$22,750	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456064. Member loan 456064 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	Crescent Beach Baptist Church	Debt-to-income ratio:	16.82%
Length of employment:	4 years	Location:	Palm Coast, FL

Home town:
Current & past employers:	Crescent Beach Baptist Church
Education:

This borrower member posted the following loan description, which has not been verified:

566075 added on 10/31/09 > I plan to use the funds to start a business. I am a good borrower because I am never late on payments. My monthly budget includes my house payment ($1047), utilities ($400), student loans ($440). I have no credit card debt or car payments. My job is very stable.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,120.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456109	$1,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456109. Member loan 456109 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	columbia, AL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

566138 added on 10/31/09 > I NEED THIS LOAN ASAP! MY DAUGHTER IS A HAVING A BABY THIS MONTH!

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	33
Revolving Credit Balance:	$521.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456111

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456111	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456111. Member loan 456111 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	12.87%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

566143 added on 10/31/09 > I am a bank manager for a large company. Annual salary is 54k with an annual bonus range for 6-50k. Average being around 20k. I want to use this loan to pay off all of my revolving debt and roughly 8k left in installment from my MBA. I incurred revolving debt updating our condo and traveling with the fiance. She will be making $350 of this monthly payment as this is all of our debt. It will be easy on both of us and we just want to have no debt in three years! I have never been late on any payment in my whole life. 566143 added on 10/31/09 > I am a bank manager for a large company. Annual salary is 54k with an annual bonus range for 6-50k. Average being around 20k. I want to use this loan to pay off all of my revolving debt and roughly 8k left in installment from my MBA. I incurred revolving debt updating our condo and traveling with the fiance. She will be making $350 of this monthly payment as this is all of our debt. It will be easy on both of us and we just want to have no debt in three years! I have never been late on any payment in my whole life. 566143 added on 10/31/09 > I am a bank manager for a large company. Annual salary is 54k with an annual bonus range for 6-50k. Average being around 20k. I want to use this loan to pay off all of my revolving debt and roughly 8k left in installment from my MBA. I incurred revolving debt updating our condo and traveling with the fiance. She will be making $350 of this monthly payment as this is all of our debt. It will be easy on both of us and we just want to have no debt in three years! I have never been late on any payment in my whole life. 566143 added on 10/31/09 > I am a bank manager for a large company. Annual salary is 54k with an annual bonus range for 6-50k. Average being around 20k. I want to use this loan to pay off all of my revolving debt and roughly 8k left in installment from my MBA. I incurred revolving debt updating our condo and traveling with the fiance. She will be making $350 of this monthly payment as this is all of our debt. It will be easy on both of us and we just want to have no debt in three years! I have never been late on any payment in my whole life.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,214.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456137	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456137. Member loan 456137 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morgans hotel group	Debt-to-income ratio:	6.54%
Length of employment:	5 years	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	Morgans hotel group
Education:

This borrower member posted the following loan description, which has not been verified:

566191 added on 11/02/09 > Home Improvement

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	33
Revolving Credit Balance:	$5,714.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456139	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456139. Member loan 456139 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Los Banos Unified School District	Debt-to-income ratio:	23.41%
Length of employment:	10 + years	Location:	Gustine, CA

Home town:
Current & past employers:	Los Banos Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

566201 added on 10/31/09 > I am looking to become debt-free. Using this loan to pay-off my credit card debt in 3 years is my goal. My next finanical goal will be to pay-off my home mortgage. Thanks for looking!

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	16
Revolving Credit Balance:	$81,089.00	Public Records On File:	2
Revolving Line Utilization:	86.80%	Months Since Last Record:	59
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456172	$8,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456172. Member loan 456172 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	NYC Transit (MTA)	Debt-to-income ratio:	12.77%
Length of employment:	10 + years	Location:	Bronx, NY

Home town:
Current & past employers:	NYC Transit (MTA)
Education:

This borrower member posted the following loan description, which has not been verified:

566270 added on 10/31/09 > I like to payoff some loans to lower my monthly payments

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,731.00	Public Records On File:	1
Revolving Line Utilization:	29.70%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456193	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456193. Member loan 456193 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	The Cheesecake Factory	Debt-to-income ratio:	10.68%
Length of employment:	3 years	Location:	Palm Desert, CA

Home town:
Current & past employers:	The Cheesecake Factory
Education:

This borrower member posted the following loan description, which has not been verified:

565322 added on 10/31/09 > This loan will be used to purchase an engagement ring and to help fund my wedding. I have worked as a server at a high volume restaurant for over 3 1/2 years, and my income ranges from 3000-4000 dollars a month (since income is mostly tips). I have very little debt, only two credit cards with low balances and a car loan that will be payed off in 17 months. Also, I have never missed or had a late payment on any account.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,942.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456194	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456194. Member loan 456194 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,062 / month
Current employer:	U.S. Army	Debt-to-income ratio:	13.70%
Length of employment:	10 + years	Location:	HONOLULU, HI

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

566312 added on 11/03/09 > Helping family with unexpected expenses. Have not been late on any type of payment for over 10 years. Have been civilian professional with the U.S. Army for 21 years, and will continue to work for the Army for many years to come. I am also an adjunct professor for several Universities (for over 9 years at each).

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,889.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456197	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456197. Member loan 456197 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gcisd	Debt-to-income ratio:	15.53%
Length of employment:	10 + years	Location:	GRAPEVINE, TX

Home town:
Current & past employers:	Gcisd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,006.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456204	$25,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456204. Member loan 456204 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Sierra Alleid Health Academy	Debt-to-income ratio:	4.51%
Length of employment:	2 years	Location:	Laurel, MD

Home town:
Current & past employers:	Sierra Alleid Health Academy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,656.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456216	$10,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456216. Member loan 456216 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	n/a	Debt-to-income ratio:	3.41%
Length of employment:	n/a	Location:	Norwalk, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

566372 added on 11/01/09 > I am a self-employed piano teacher who's taught in students homes for several years. I've had several requests for lessons out of my home, but was never set up to do until recently. I just finished construction on a home studio and now I just need a piano to teach from. I feel this is an important next step in the expansion of my business.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	46
Revolving Credit Balance:	$1,844.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456278	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456278. Member loan 456278 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Johns Hopkins University	Debt-to-income ratio:	15.40%
Length of employment:	9 years	Location:	PASADENA, MD

Home town:
Current & past employers:	Johns Hopkins University
Education:

This borrower member posted the following loan description, which has not been verified:

566472 added on 11/02/09 > This will help me consolidate my credit payments into one monthly bill so i can pay them off faster.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,700.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456292	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456292. Member loan 456292 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,860 / month
Current employer:	mrm trailer repair	Debt-to-income ratio:	6.64%
Length of employment:	5 years	Location:	BURBANK, IL

Home town:
Current & past employers:	mrm trailer repair
Education:

This borrower member posted the following loan description, which has not been verified:

566495 added on 11/04/09 > How soon do I recieve my Loan.<br/> 566495 added on 11/04/09 > Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,952.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 456357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456357	$14,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456357. Member loan 456357 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,600 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	11.73%
Length of employment:	< 1 year	Location:	Pleasanton, CA

Home town:	San Jose
Current & past employers:	Wells Fargo, AT&T Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

391246 added on 11/01/09 > Just want to pay off my credit cards down. I have stopped using them and started going to a cash only for my purchases. 391246 added on 11/02/09 > I have a steady job now that I am done with school. I am also very responsible with my monthly payments and I have never ever been late on a payment ever.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,767.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456387

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456387	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456387. Member loan 456387 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.42%
Length of employment:	n/a	Location:	Santa Clara, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	20	Months Since Last Delinquency:	8
Revolving Credit Balance:	$12,897.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456412	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456412. Member loan 456412 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Wellspring Healthcare Services	Debt-to-income ratio:	19.46%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Wellspring Healthcare Services
Education:

This borrower member posted the following loan description, which has not been verified:

566747 added on 11/01/09 > Aquiring this loan will allow me to consolidate my debt and utimately manage my finances more effectively. I am currently employed but would like to return to school within the next year or two. I will be applying to Master's degree programs in Communication Disorders. I would like to be in school full time, but my current financial commitments make it difficult for me to be unemployed for any length of time. 566747 added on 11/02/09 > To clarify, I plan on remaining employed until the majority of the loan is repaid. Even while in school, I will probably work part-time and keep additional student loans to a minimum. This is ideally how things would unfold. I plan on reassessing my financial situation (including this loan) before making any big decision (such as becoming unemployed and/or returning to school). If my overall debt is not significantly reduced, I will postpone such decisions until it is.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,207.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456422	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456422. Member loan 456422 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	B. Braun Medical	Debt-to-income ratio:	20.15%
Length of employment:	5 years	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:	B. Braun Medical
Education:

This borrower member posted the following loan description, which has not been verified:

566640 added on 11/01/09 > I have just acquired a running business in Southern California. The business is retail fragrance stores in the shopping malls. I am doing business only in high class shopping malls by Simon and General Growth Properties. One store was opened in July of 2009. I am about to open a new store before Thanksgiving. The stores do phenomenal business in November and December. The purpose of this loan is to have enough cash on hand to complete construction quickly and provide enough inventories to satisfy increased holiday demand. This is a proven business model. We carry all high end brand names as well as lesser known promotional fragrances that are very popular among young consumers. All products are 100% genuine. The stores are built very bright with the combination of can-lights, pendant lights and back lit posters. The floors are also very smooth and shiny with Italian mosaic tiles and a right combination of color scheme for the showcases and store shelves. I have been associated with this business for several years, as many of my acquaintances are in this business for a long time. The key in this business, as in almost every business in understanding the customer, lower prices, inventory management and location. Our stores are in very high revenue producing malls and at great locations. 566640 added on 11/01/09 > As in almost all the retail businesses, the holiday season in this business, also generates enough revenues to almost cover the expenses for the rest of the year. Therefore, with this loan, I plan to speed up the store improvements. The idea is to stock reasonable levels of inventories and sell at price lower than the big departmental stores. In today???s economy, the consumers are very cost conscious. The savings of anywhere between $5 to $20 dollars is enough for lure the crowds. As the new economic data is showing that the economy finally seems to be recovering. The forecast also mentions that the high-end businesses will not be as successful this holiday season as the discount businesses. We fully intend to take advantage of this opportunity. 566640 added on 11/01/09 > Thank you.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$215,175.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 456448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456448	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456448. Member loan 456448 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Chipotle Mexican Grill	Debt-to-income ratio:	5.72%
Length of employment:	4 years	Location:	Lakewood, OH

Home town:
Current & past employers:	Chipotle Mexican Grill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,472.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456466	$15,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456466. Member loan 456466 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,008 / month
Current employer:	WPPI Energy	Debt-to-income ratio:	20.78%
Length of employment:	9 years	Location:	Arlington, WI

Home town:
Current & past employers:	WPPI Energy
Education:

This borrower member posted the following loan description, which has not been verified:

566891 added on 11/02/09 > I will use this money to pay off my 25% interest on my credit card. I pay my bills every month on time and I pay more than the minimum payment. My monthly budget is I pay $750.00 for rent (that includes heat, water and electricity). I do not have a car payment or any other bills. My job is stable. I work for a company that supplies power to our members. 566891 added on 11/06/09 > I would like to get this loan so I can have it paid off in three years so then I would be able to start looking for a new car and save more money for my daughter's college education. Thanks to everyone that has invested in me so far and thanks to the future investors.<br/>

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	12
Revolving Credit Balance:	$22,376.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456475

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456475	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456475. Member loan 456475 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Long Wave Inc	Debt-to-income ratio:	17.93%
Length of employment:	4 years	Location:	FORT WORTH, TX

Home town:
Current & past employers:	Long Wave Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,361.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456477	$9,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456477. Member loan 456477 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Knox College	Debt-to-income ratio:	20.70%
Length of employment:	2 years	Location:	GALESBURG, IL

Home town:
Current & past employers:	Knox College
Education:

This borrower member posted the following loan description, which has not been verified:

566907 added on 11/02/09 > Have left over credit card debt from grad school and tired of interest rates creeping up especially with new credit card legislation coming. I tend to payoff $500-600 per month on two credit cards now, but I certainly wouldn't mind lowering the 17% and 19% interest rates.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,324.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456479

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456479	$9,800	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456479. Member loan 456479 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Germfree Laboratories, Inc.	Debt-to-income ratio:	14.46%
Length of employment:	4 years	Location:	PALM COAST, FL

Home town:
Current & past employers:	Germfree Laboratories, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456528

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456528	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456528. Member loan 456528 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,583 / month
Current employer:	B&G Crane Service	Debt-to-income ratio:	2.94%
Length of employment:	< 1 year	Location:	OSCAR, LA

Home town:
Current & past employers:	B&G Crane Service
Education:

This borrower member posted the following loan description, which has not been verified:

567005 added on 11/04/09 > thanks for helping with my home improvement loan<br/> 567005 added on 11/04/09 > thanks for the ease in getting loan approval<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,373.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456534	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456534. Member loan 456534 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Williams, Smith & Summers	Debt-to-income ratio:	23.44%
Length of employment:	10 + years	Location:	Mount Dora, FL

Home town:
Current & past employers:	Williams, Smith & Summers
Education:

This borrower member posted the following loan description, which has not been verified:

567013 added on 11/02/09 > Lending Club sent my husband and I an email that stated "Because of your good standing as a borrower with Lending Club, you are eligible to receive a second loan with us." We have had such a good experience that we thought we'd finish off our last remaining credit cards and hopefully soon sign up to be a lender for someone who needs a little help.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	45
Revolving Credit Balance:	$16,405.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456540	$8,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456540. Member loan 456540 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Novozymes	Debt-to-income ratio:	19.06%
Length of employment:	2 years	Location:	Merrick, NY

Home town:	Raleigh
Current & past employers:	Novozymes
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

567023 added on 11/02/09 > These funds will be used to cover rennovation costs for a 2-unit rental property that cash flows over 700$/month. The work will be finished within a month of funding, and I can easily pay the monthly payment out of my full-time salary if need be.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,280.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456556	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456556. Member loan 456556 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Teva Pharmaceuticals	Debt-to-income ratio:	15.31%
Length of employment:	5 years	Location:	NANUET, NY

Home town:
Current & past employers:	Teva Pharmaceuticals
Education:

This borrower member posted the following loan description, which has not been verified:

567045 added on 11/02/09 > This loan will help me to furnish my apartment. I have been using my parents old furniture since i moved in. I have a reliable borrower and have never had a late payment. My job is currently stable as I work for a large pharmaceutical company. 567045 added on 11/02/09 > Correction to the above note: I am (not have) a reliable borrower. Also, although i am given 3 years to pay this loan back, I am hopefully getting a promotion in the new year that will allow me to pay this back to you, the lenders, quicker. I would like to thank you all in advance for helping to achieve this goal.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1969	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,289.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456559	$24,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456559. Member loan 456559 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Thursday Enterprises	Debt-to-income ratio:	6.06%
Length of employment:	2 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Thursday Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

567049 added on 11/02/09 > I am looking use this loan for a couple of different purposes, the first is to help market and adverise my new website Sports Made Easy. The second reason is that I had several issues with my car that need to be taken care of as soon as possible. 567049 added on 11/02/09 > This loan would help me out greatly in helping to advertise and market my new website, as well as help to pay for some unexpected issues with my car. 567049 added on 11/03/09 > I have consistently shown in the past the ability to pay my obligations on time and would do the same with this loan. This loan is going to be put to good use as mentioned previously and I would not do anything to put that in jeopardy.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	43
Revolving Credit Balance:	$15,092.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 456565

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456565	$4,800	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456565. Member loan 456565 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Wings Nine Inc.	Debt-to-income ratio:	9.51%
Length of employment:	2 years	Location:	Shelby township, MI

Home town:
Current & past employers:	Wings Nine Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

567057 added on 11/02/09 > Plan to use the funds to take care of current debits. Have been in the process of receiving student loan money that will defer til graduation. This loan is to help out until my student loan is finally processed. I have been at my current job for over 2 years with no plans of leaving. I make most my living from serving tables, has been slow because of construction in the area for the past few months. Business is expected to raise over the next 6 months starting this month with new renovations. My current budget is about $750 a month for all my expenses. Great credit score and always pay on time. This loan will be paid off before the 36 payment period is up.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 456574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456574	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456574. Member loan 456574 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,650 / month
Current employer:	Atlatic Shores Hospital	Debt-to-income ratio:	1.70%
Length of employment:	4 years	Location:	Lauderhill, FL

Home town:	Nova, Friburgo - Rio de Janeiro
Current & past employers:	Atlatic Shores Hospital, Atlantic Shores Hospital
Education:	Florida College Career

This borrower member posted the following loan description, which has not been verified:

567126 added on 11/02/09 > My request of a loan is to remodel my mother's house. I will be living with her due to her health and age and the house is in need of upgrades in bathrooms, kitchen and other areas as well as repairs. I am a CNA supervisor and living at her house will allow me to satisfy the payments. Thank you!

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,874.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456580	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456580. Member loan 456580 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	ccs builders inc.	Debt-to-income ratio:	12.79%
Length of employment:	< 1 year	Location:	gainesville, FL

Home town:
Current & past employers:	ccs builders inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	81
Revolving Credit Balance:	$49,760.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456627	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456627. Member loan 456627 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	University of Alabama	Debt-to-income ratio:	6.52%
Length of employment:	< 1 year	Location:	Tuscaloosa, AL

Home town:
Current & past employers:	University of Alabama
Education:

This borrower member posted the following loan description, which has not been verified:

567228 added on 11/03/09 > I am going through a divorce and we are selling the house that we bought 2 years ago. It is selling for a loss, and while there is a large portion saved, there is not enough to cover the full amount due at closing.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,010.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456639	$16,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456639. Member loan 456639 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	OHSU	Debt-to-income ratio:	21.58%
Length of employment:	8 years	Location:	PORTLAND, OR

Home town:
Current & past employers:	OHSU
Education:

This borrower member posted the following loan description, which has not been verified:

567211 added on 11/02/09 > I am trying to pay off credit card debt from grad school, medical, and dental bills. I am an excellent borrower who always makes my payments on time & I have never defaulted on any loans. I would much rather give my borrowing loan interest to the people than to the banks who have raised my rates unreasonably high. Please help! 567211 added on 11/03/09 > I am a healthcare professional with 3 degrees, a very secure job, and a stable income. My goal is to become debt free in 3 years. You can be sure that your investment in me is sound and secure and will paid back in full. All accounts I have ever had have been in good standing. It is very important to me to pay back all loans and I can do that sooner by reducing my interest rate with your help. Thank you for your interest and support.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$85,896.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456643	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456643. Member loan 456643 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Prince George's County Government	Debt-to-income ratio:	5.66%
Length of employment:	10 + years	Location:	Upper Marlboro, MD

Home town:
Current & past employers:	Prince George's County Government
Education:

This borrower member posted the following loan description, which has not been verified:

567254 added on 11/02/09 > I have been working at the same job for 14 years. I have never been deliquent in any payment. Invest with me and get a guaranteed return.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,847.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456663	$24,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456663. Member loan 456663 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,667 / month
Current employer:	house america	Debt-to-income ratio:	7.93%
Length of employment:	5 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	house america
Education:

This borrower member posted the following loan description, which has not been verified:

567301 added on 11/04/09 > I am looking for a personal loan to make a few personal purchases and also increase my credit score.<br/>

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,207.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 456670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456670	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456670. Member loan 456670 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,708 / month
Current employer:	n/a	Debt-to-income ratio:	6.25%
Length of employment:	n/a	Location:	SAN JOSE, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

567313 added on 11/02/09 > Experience Realtor find a great income property to invest in a very good location. Use the fund as the total cash payment.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$181,979.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456680	$9,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456680. Member loan 456680 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,033 / month
Current employer:	Amgen, Inc	Debt-to-income ratio:	16.07%
Length of employment:	6 years	Location:	CHARLESTOWN, RI

Home town:
Current & past employers:	Amgen, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

567327 added on 11/04/09 > This loan is requested to consolidate credit cards into one monthly payment.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	24
Revolving Credit Balance:	$20,916.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 456688

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456688	$25,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456688. Member loan 456688 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Astrachan Gunst Thomas PC	Debt-to-income ratio:	18.59%
Length of employment:	10 + years	Location:	Baltimore, MD

Home town:
Current & past employers:	Astrachan Gunst Thomas PC
Education:

This borrower member posted the following loan description, which has not been verified:

567174 added on 11/03/09 > This is a business loan. I am a practicing attorney with 30+ years experience and a good credit record.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1968	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	53
Revolving Credit Balance:	$182,893.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456709	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456709. Member loan 456709 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	14.31%
Length of employment:	2 years	Location:	Santa Ana, CA

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

567374 added on 11/02/09 > I've never been late on a credit card payment and have great credit - but the credit card companies raised my rates to "increase profitability on the account." I say I'm not playing anymore! Thank you for your help.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,142.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456719	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456719. Member loan 456719 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	19.09%
Length of employment:	10 + years	Location:	Centennial, CO

Home town:
Current & past employers:	Lockheed Martin Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

567393 added on 11/02/09 > I will pay the loan back, because I'm current on all my bills and never missed a payment in 20 plus years! Thanks for your review and consideration.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,746.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456788	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456788. Member loan 456788 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.60%
Length of employment:	n/a	Location:	Tampa, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

567492 added on 11/03/09 > Plan to consolidate some debt. The savings will allow me to invest more money in business.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,532.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456794	$21,600	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456794. Member loan 456794 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Hexagon Telecommunications, INC	Debt-to-income ratio:	2.67%
Length of employment:	3 years	Location:	Miami, FL

Home town:
Current & past employers:	Hexagon Telecommunications, INC
Education:

This borrower member posted the following loan description, which has not been verified:

567500 added on 11/03/09 > I am requesting a loan to buy a car. I need a new transportation to go to work. I believe right now is the right time to buy one due to is near to the end of the year and I would like to buy it cash, having my financial obligation with your entity instead. I work in sales and my car will be my work tool as well as a basic necessity. Thank you, Carmen Contreras

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,088.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 456807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456807	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456807. Member loan 456807 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	Moores Electric	Debt-to-income ratio:	14.33%
Length of employment:	1 year	Location:	LYNCHBURG, VA

Home town:
Current & past employers:	Moores Electric
Education:

This borrower member posted the following loan description, which has not been verified:

567527 added on 11/04/09 > Bill consolodation loan.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	17
Revolving Credit Balance:	$2,530.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456812

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456812	$19,750	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456812. Member loan 456812 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	FW MADIGAN cOMPANY	Debt-to-income ratio:	19.87%
Length of employment:	< 1 year	Location:	Sutton, MA

Home town:
Current & past employers:	FW MADIGAN cOMPANY
Education:

This borrower member posted the following loan description, which has not been verified:

567538 added on 11/04/09 > I would really like to pay off debt with this money and be debt free in three years. This payment will free up money so that we can pay for my sons college expenses without using credit cards.<br/> 567538 added on 11/04/09 > I have run some numbers and have figured that this money will save me approximately $500.00/month. Please take into consideration that we have never been delinquent on payments.<br/>

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$90,063.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456818	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456818. Member loan 456818 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Rapido Express Envios	Debt-to-income ratio:	1.92%
Length of employment:	4 years	Location:	Haileah, FL

Home town:
Current & past employers:	Rapido Express Envios
Education:

This borrower member posted the following loan description, which has not been verified:

567551 added on 11/03/09 > The purpose of the loan is to buy a house and become a home owner. I would like to invest my savings together with the loan I am requesting in order to buy my own property. This property is a good buy due the bankruptcy status that I would like to take advantage knowing the real state market at this time. Thank you.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,021.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456819	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456819. Member loan 456819 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	n/a	Debt-to-income ratio:	7.74%
Length of employment:	n/a	Location:	TIFFIN, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

567554 added on 11/03/09 > We have an offer on the home we're selling, and we need the 20,000 to fill the gap between what we owe on it and what the buyer can offer--she wants to move in before January 2010. 567554 added on 11/03/09 > We are currently paying 1700.00/mo to keep the home we're selling, which is more than twice the amount of the projected payment on this loan...consequently, we can probably pay the loan off in half the time we're allowed.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,925.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456828	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456828. Member loan 456828 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	IBTTA	Debt-to-income ratio:	4.27%
Length of employment:	6 years	Location:	Centreville, VA

Home town:
Current & past employers:	IBTTA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	68
Revolving Credit Balance:	$4,848.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456880	$23,200	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456880. Member loan 456880 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	0.56%
Length of employment:	n/a	Location:	Fife, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

567648 added on 11/03/09 > I own a profitable small business and have been turning away customers because I am lacking some equipment. The equipment packages generally run about $40,000 and I could lease to own the entire setup but feel it is way overpriced. I have found places that will allow me to buy each piece and put the stuff together in my shop and by doing this I can get the costs down to about half the amount but by going this route traditional leasing companies will not work with me even though I have excellent credit so I decided to try here.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,018.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456885	$7,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456885. Member loan 456885 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,500 / month
Current employer:	Skyview Capital	Debt-to-income ratio:	7.53%
Length of employment:	8 years	Location:	Santa Monica, CA

Home town:
Current & past employers:	Skyview Capital
Education:

This borrower member posted the following loan description, which has not been verified:

567642 added on 11/03/09 > Dear Lending Club Community, I am excited to try lending club to consolidate a few bills with a better interest rate. I have a great job, excellent credit, pay my bills on time, and am very conscientious about money management. My wife and I own our home and keep our expenses very low. This loan will help us save some money and put it toward a few small purchases for our 1 year old toddler. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456899

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456899	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456899. Member loan 456899 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	RBC Wealth Management	Debt-to-income ratio:	12.32%
Length of employment:	6 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	RBC Wealth Management
Education:

This borrower member posted the following loan description, which has not been verified:

567676 added on 11/05/09 > I would like a loan to pay some of the tuition expenses for a part time MBA program (I will continue to work full time). I have a very good credit history and i will be attending a top grad school here in Minneapolis. Please contact me if you have any questions. Thank You<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,233.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456902

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456902	$6,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456902. Member loan 456902 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Aldi	Debt-to-income ratio:	18.25%
Length of employment:	< 1 year	Location:	aurora, IL

Home town:
Current & past employers:	Aldi
Education:

This borrower member posted the following loan description, which has not been verified:

567685 added on 11/03/09 > Recently separated, need to start over. Get fresh start 567685 added on 11/03/09 > Need to start over, newly separated 567685 added on 11/03/09 > i am trying to start over. I need a loan to consolidate current bills. 567685 added on 11/06/09 > I am using this loan to get my self out of debt. While trying to get on with my life.<br/>

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,274.00	Public Records On File:	1
Revolving Line Utilization:	36.30%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 456941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456941	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456941. Member loan 456941 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	swaun funding group	Debt-to-income ratio:	24.34%
Length of employment:	6 years	Location:	forked river, NJ

Home town:
Current & past employers:	swaun funding group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,295.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456962	$7,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456962. Member loan 456962 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	marshalls	Debt-to-income ratio:	21.13%
Length of employment:	6 years	Location:	poway , CA

Home town:
Current & past employers:	marshalls
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	18
Revolving Credit Balance:	$7,438.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456970

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456970	$19,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456970. Member loan 456970 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,171 / month
Current employer:	Monroe County Sheriff Office	Debt-to-income ratio:	17.44%
Length of employment:	< 1 year	Location:	KEY WEST, FL

Home town:
Current & past employers:	Monroe County Sheriff Office
Education:

This borrower member posted the following loan description, which has not been verified:

567806 added on 11/03/09 > Paying off credit cards I cant wait to cut up.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,313.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456982	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456982. Member loan 456982 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	6.28%
Length of employment:	n/a	Location:	Kaysville, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

567828 added on 11/03/09 > I am wanting to consolidate all of my debt into 1 payment with a lower interest rate. This loan will do this plus provide cash flow for the Satellite company I own. We have been in business for over 5 years now with an average gross sales of $395000.00. By increasing our cash flow and consolidating my debt, I will be able to grow this business.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,169.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457002	$25,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457002. Member loan 457002 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	12.65%
Length of employment:	n/a	Location:	Sonoma, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

567855 added on 11/03/09 > Require funding to complete remodel & update to local Novato, CA business, with income potential of over $100,000 a month.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,267.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457014	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457014. Member loan 457014 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Silver Line Windows	Debt-to-income ratio:	10.27%
Length of employment:	4 years	Location:	South Bound Brook, NJ

Home town:
Current & past employers:	Silver Line Windows
Education:

This borrower member posted the following loan description, which has not been verified:

567880 added on 11/03/09 > Looking forward to my big day!!! 567880 added on 11/03/09 > looking forward to my big day.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	44
Revolving Credit Balance:	$656.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457027	$7,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457027. Member loan 457027 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Portland Public Schools	Debt-to-income ratio:	0.00%
Length of employment:	10 + years	Location:	Damascus, OR

Home town:
Current & past employers:	Portland Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

567905 added on 11/03/09 > This is for my son to complete grad school, and become a teacher like myself. He was so close to finishing when the economy took his job. Now he is still close but we need to close this $7,500 gap for him to finish. I have always paid my bills on time, and pride myself on taking care of my responsibilities. Now, with student loans drying up, I just want to pay for the last part of my son???s education. Thank you.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457032	$18,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457032. Member loan 457032 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	TIAA-CREF	Debt-to-income ratio:	12.73%
Length of employment:	4 years	Location:	REGO PARK, NY

Home town:
Current & past employers:	TIAA-CREF
Education:

This borrower member posted the following loan description, which has not been verified:

567914 added on 11/03/09 > To consolidate debt.

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,820.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457034	$1,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457034. Member loan 457034 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	macarroni grill	Debt-to-income ratio:	23.67%
Length of employment:	5 years	Location:	LAWNDALE, CA

Home town:
Current & past employers:	macarroni grill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$280.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457055	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457055. Member loan 457055 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	n/a	Debt-to-income ratio:	0.56%
Length of employment:	n/a	Location:	shillintong, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

567959 added on 11/03/09 > I had to move to US and I had to take care of my mom, she's sick and I want create her her dream room so life would be easier on her. Thanks!

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457063	$4,750	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457063. Member loan 457063 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,160 / month
Current employer:	Agua Caliente Casino	Debt-to-income ratio:	22.36%
Length of employment:	2 years	Location:	COACHELLA, CA

Home town:
Current & past employers:	Agua Caliente Casino
Education:

This borrower member posted the following loan description, which has not been verified:

567973 added on 11/05/09 > My husband needs surgery and insurance doesnt cover everything thats why im asking for a loan! Thanks<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	23
Revolving Credit Balance:	$275.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457103	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457103. Member loan 457103 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SOUTH BAY MOTORS	Debt-to-income ratio:	3.16%
Length of employment:	4 years	Location:	HERMOSA BEACH, CA

Home town:
Current & past employers:	SOUTH BAY MOTORS
Education:

This borrower member posted the following loan description, which has not been verified:

568037 added on 11/03/09 > THIS LOAN WOULD HELP ME OUT IMENSELY. THANK YOU

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	36
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457121	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457121. Member loan 457121 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,306 / month
Current employer:	Torrance Memorial Medical Center	Debt-to-income ratio:	5.58%
Length of employment:	< 1 year	Location:	Anaheim, CA

Home town:
Current & past employers:	Torrance Memorial Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

568071 added on 11/04/09 > I am requesting a loan to have my kitchen remodeled. I have nothing against 1958 but I feel my kitchen should be a little more up to date. I work at a hospital, so my job is very stable. Thank you very much for your consideration.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457163

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457163	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457163. Member loan 457163 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	U.S. Army Corps Engineers	Debt-to-income ratio:	5.55%
Length of employment:	10 + years	Location:	Los Angeles, CA

Home town:
Current & past employers:	U.S. Army Corps Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

568115 added on 11/04/09 > Refinance BofA loan - orig. loan in 2007 was $25,000 for 5 yrs.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,892.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457168

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457168	$1,600	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457168. Member loan 457168 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,600 / month
Current employer:	n/a	Debt-to-income ratio:	8.56%
Length of employment:	n/a	Location:	The Woodlands, TX

Home town:
Current & past employers:	Cassel Health Services, Inc. (2005-2008), NYC Board of Education (2000-2005), East Bronx NAACP Day Care Center (1991-1994), East Davidson DCC (1995-1999), Montessori School of Downtown/Shipra Enterprise, Inc. (Aug 2008-present-consultancy), The Palms Marina (Oct 2009-present-security consultant)
Education:	Teachers College at Columbia University, University of the Philippines

This borrower member posted the following loan description, which has not been verified:

568121 added on 11/04/09 > This will be used strictly to pay off credit card bills worth $1500<br/>at rates between 21-26 % which my issuers raised this month without any sound explanation. I tried to reason with them to bring it back down to an average of 14 %to no avail. My only alternative is to close those accounts which would affect my credit rating. This is the only way I could do it; pay them off and putting their cards (2 of them) on ice. Thanks again.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,888.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457171	$16,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457171. Member loan 457171 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,425 / month
Current employer:	University of California	Debt-to-income ratio:	16.51%
Length of employment:	10 + years	Location:	Sacramento, CA

Home town:
Current & past employers:	University of California
Education:

This borrower member posted the following loan description, which has not been verified:

568128 added on 11/04/09 > I will use the funds to pay high interest credit card debt and loans.<br/>I have a secured employment. I am a tenured professor at one of the top universities in the USA.<br/>I am planing to buy a house within a year.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	33	Months Since Last Delinquency:	19
Revolving Credit Balance:	$10,852.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457178	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457178. Member loan 457178 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	12.59%
Length of employment:	n/a	Location:	plainville, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

568141 added on 11/04/09 > Thanks you for the quick loan I will definately use your services again.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,945.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457181	$11,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457181. Member loan 457181 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,800 / month
Current employer:	U.S. Government, Dept of Homeland Securi	Debt-to-income ratio:	5.12%
Length of employment:	3 years	Location:	MANAHAWKIN, NJ

Home town:
Current & past employers:	U.S. Government, Dept of Homeland Securi
Education:

This borrower member posted the following loan description, which has not been verified:

568147 added on 11/04/09 > Personal Loan, Deposited to TD nov 04 2009<br/> 568147 added on 11/05/09 > Bank Account Verified. Answered investors questions. Awaiting the deposit of funds so the class can be paid for this weekend. <br/><br/>At preliminary training at the Federal Law Enforcement Training Center (FLETC) in Charleston, SC today. Will return to Newark Tommorrow and pack my gear.<br/> 568147 added on 11/05/09 > Wow nearly $1000 in investing in one day. This is the first time I have used lending club. Despite having excellent credit and being "Career Permanent" for the US Govt, other banks said I was too young to have this kind of loan. I guess private investors win on a loan amount that'll be returned before the end of next summer... I just got the three year because the interest rate wasn't that much lower for a one or two year.<br/> 568147 added on 11/05/09 > By the way investors...since this site says I my job is "unverified" please feel free to send me an email on my government account for easy verification. I am done for today, but once my flight gets back to Newark tommorrow, I'll swing by the office to check if any investors mailed me. matthew.dodds@dhs.gov. My iPhone email is matthew_m_dodds@yahoo.com if you'd like to send anything there as well. Thanks Again! -Matt<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$358.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457184

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457184	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457184. Member loan 457184 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	LENOX HILL HOSPTIAL	Debt-to-income ratio:	7.06%
Length of employment:	2 years	Location:	MANHATTAN, NY

Home town:
Current & past employers:	LENOX HILL HOSPTIAL, Astra Zeneca: Aptium Oncology, Kaiser Permanente
Education:	University of California-Irvine (UCI), University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

568154 added on 11/04/09 > Back to being a college student. Working towards my Masters. Help?<br/> 568154 added on 11/05/09 > My intentions is to use the funded loan to help me get through my Masters program while I work full time. Aside from my high FICO score and credit screening done by LendingClub, I make a great borrowing candidate because of my determination and confidence in knowing that higher education can equal success. I'm hopeful that after achieving my degree I will be financially independent. No longer the borrowee, but rather a investor.<br/> 568154 added on 11/05/09 > Currently in the healthcare industry as a Financial Manager primarily focusing on risk assessments and hospital reimbursements. With the growing trend towards healthcare information technology and healthcare being the hot topic of discussion I feel my industry is highly in demand and stable in our current market.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,037.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457201	$9,600	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457201. Member loan 457201 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	AVX Corporation	Debt-to-income ratio:	13.51%
Length of employment:	4 years	Location:	Myrtle Beach, SC

Home town:
Current & past employers:	AVX Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

568207 added on 11/04/09 > Loan will be used to pay off to credit card balances and add hard wood flooring to my home. The balance will be paid next June at the latest. I just plan to move before that and want to clean up my credit cards and add value to my home before moving. My work stability is very good, we are growing in my department and I am our US plastics expert.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	44
Revolving Credit Balance:	$4,433.00	Public Records On File:	1
Revolving Line Utilization:	33.30%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 457203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457203	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457203. Member loan 457203 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,707 / month
Current employer:	Morgan Stanely Smith Barney	Debt-to-income ratio:	6.74%
Length of employment:	6 years	Location:	Yorktown, NY

Home town:
Current & past employers:	Morgan Stanely Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

568213 added on 11/04/09 > The monthly payment for this loan is less then what I am paying total on my outstanding debt. I can easily make these monthly payments. I will also be making extra payments every few months as I receive quarterly bonuses. I am using this money to pay off my credit card debt (at 24%) as well as a 401(k) Loan.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	31
Revolving Credit Balance:	$3,094.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457248	$25,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457248. Member loan 457248 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	15.64%
Length of employment:	n/a	Location:	Scottsale, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

568292 added on 11/06/09 > I am self-employed at my own business that has been established since 2006. Based in AZ as a limited partnership.<br/><br/>The Branding Spot is focused on helping companies combine branding, marketing, and design into a unique and consistent message. With its relaunch, the promotional product and design company is now focused on selling corporate apparel and products. Whether it's apparel, technology products, or gifts/giveaways or anything in between, The Branding Spot can provide the product you need to build your business with competitive pricing, reasonable lead times, and guaranteed quality.<br/><br/>Company expanding from 1 employee to 15 with full leadership team. Need working capital to pay off vendors and free up capital on credit cards.<br/><br/>2007 Sales - $212,000<br/><br/>2008 Sales - $137,000<br/><br/>2009 Sales - $110,000 Projected<br/><br/>2010 Sales are project at 500,000-$1,000,000 with nationwide team.<br/><br/>Please let me know if you have any other concerns or questions.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,476.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457258	$6,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457258. Member loan 457258 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Baylor University	Debt-to-income ratio:	15.64%
Length of employment:	3 years	Location:	WACO, TX

Home town:
Current & past employers:	Baylor University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,206.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457272	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457272. Member loan 457272 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	inet	Debt-to-income ratio:	0.50%
Length of employment:	5 years	Location:	la habra, CA

Home town:
Current & past employers:	inet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$523.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457286	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457286. Member loan 457286 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	El Potro Mexican Restaurant, 4 of them	Debt-to-income ratio:	12.82%
Length of employment:	< 1 year	Location:	Winter Park, FL

Home town:
Current & past employers:	El Potro Mexican Restaurant, 4 of them
Education:

This borrower member posted the following loan description, which has not been verified:

560505 added on 10/20/09 > Getting the loan to provide smoother cash flow and to avoid mixing my business' money with personal funds. I am President of 4 successful restaurants and need to keep my growing family taken care of. 560505 added on 11/04/09 > The length of employment infromation is wrong, should be >10years.<br/>

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$140,601.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457288	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457288. Member loan 457288 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	SPECTRA	Debt-to-income ratio:	12.96%
Length of employment:	3 years	Location:	Yorba Linda, CA

Home town:
Current & past employers:	SPECTRA
Education:

This borrower member posted the following loan description, which has not been verified:

568365 added on 11/04/09 > Loan purpose is to consolidate credit debt. As the title states, i have a great credit score and have never missed a payment.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,787.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457294	$13,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457294. Member loan 457294 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Christophe	Debt-to-income ratio:	21.51%
Length of employment:	10 + years	Location:	Los angeles, CA

Home town:
Current & past employers:	Christophe
Education:

This borrower member posted the following loan description, which has not been verified:

568378 added on 11/04/09 > I expect to recieve a loan to pay all my credit card payments and to just be paying one bill at once. My job is very stable i have been with this job for 15 years. I always pay my payments on time and I am never late.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	35
Revolving Credit Balance:	$12,425.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457298	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457298. Member loan 457298 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,917 / month
Current employer:	bank of America	Debt-to-income ratio:	19.35%
Length of employment:	10 + years	Location:	BEL AIR, MD

Home town:
Current & past employers:	bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1980	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$149,822.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457319	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457319. Member loan 457319 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	ARB INC	Debt-to-income ratio:	14.83%
Length of employment:	10 + years	Location:	DOWNEY, CA

Home town:
Current & past employers:	ARB INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	56
Revolving Credit Balance:	$17,793.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457320	$10,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457320. Member loan 457320 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	U. S. Coast Guard	Debt-to-income ratio:	6.23%
Length of employment:	9 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	U. S. Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

568422 added on 11/05/09 > I'm using the loan to pay off most of my debts<br/>I have never been deliquent on my bills<br/>I have a very stable job. I work for the Government and have for 9 years. My contract runs through May of 2012.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,044.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457322	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457322. Member loan 457322 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,800 / month
Current employer:	Long Horn	Debt-to-income ratio:	3.89%
Length of employment:	4 years	Location:	REX, GA

Home town:
Current & past employers:	Long Horn
Education:

This borrower member posted the following loan description, which has not been verified:

568427 added on 11/06/09 > I want to use this money to purchase a car. I could have got a loan from my bank but Chase doesn't do private party auto financing in the state of Georgia. I've found a great car for a great price and I'm hoping I can get some great people to fund this loan THANKS!<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,103.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 457328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457328	$23,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457328. Member loan 457328 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	ARAIK VINYL TILES INC	Debt-to-income ratio:	7.49%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	ARAIK VINYL TILES INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,170.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457332

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457332	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457332. Member loan 457332 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,034 / month
Current employer:	Eddy Florida Marble & Granite	Debt-to-income ratio:	2.20%
Length of employment:	3 years	Location:	Miami, FL

Home town:
Current & past employers:	Eddy Florida Marble & Granite
Education:

This borrower member posted the following loan description, which has not been verified:

568444 added on 11/04/09 > The reason to request this loan is to pay for my son's career. He will be studying Business Administration in DeVry University and will be living with a roommate, and this will allow me to cover moving expenses as well as tuition, books and more.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,977.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 457349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457349	$16,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457349. Member loan 457349 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	powerline	Debt-to-income ratio:	20.60%
Length of employment:	< 1 year	Location:	los angeles, CA

Home town:
Current & past employers:	powerline
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,441.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457351	$18,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457351. Member loan 457351 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Titan Technology	Debt-to-income ratio:	2.38%
Length of employment:	2 years	Location:	chicago, IL

Home town:
Current & past employers:	Titan Technology
Education:

This borrower member posted the following loan description, which has not been verified:

568481 added on 11/04/09 > I currently have a small loan on my sencond property at 14.99% so I am trying to get a lower rate.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	36
Revolving Credit Balance:	$120.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457372

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457372	$21,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457372. Member loan 457372 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,083 / month
Current employer:	n/a	Debt-to-income ratio:	10.49%
Length of employment:	n/a	Location:	Sherborn, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

568520 added on 11/04/09 > I have just been informed by two credit card companies that my rate is now 24.99 and 27.99 respectively. These rates are effective starting January 1, 2010. I would like to pay these cards off.<br/> 568520 added on 11/04/09 > I have excellent credit and have a long credit history of 100 % on time payments. By restructuring this debt, I will be in a position to become a lending club lender within 18 months. This is exciting stuff.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,109.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457374	$8,400	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457374. Member loan 457374 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,773 / month
Current employer:	Advantage Business Consulting	Debt-to-income ratio:	18.48%
Length of employment:	2 years	Location:	Faifield, OH

Home town:	Loveland
Current & past employers:	Advantage Business Consulting, U.S. Bank Arena
Education:	Ohio State University, University of Cincinnati-Raymond Walters College

This borrower member posted the following loan description, which has not been verified:

568525 added on 11/05/09 > This is a very simple debt consolidation loans, I currently have two cards (one with a balance of $5,500 and the other with a $600) with very high interest rates, and a third card with an introductory rate that ends soon. I currently pay around $265 a month on these cards, so I will switch my payments to this loan payment instead. I very very seldom use these credit cards, and am trying to pay off the debt I accumulated years ago.<br/><br/>Thanks for the consideration.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,452.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457386	$2,500	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457386. Member loan 457386 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	American Public Media	Debt-to-income ratio:	2.79%
Length of employment:	< 1 year	Location:	Minneapolis, MN

Home town:	Navarre
Current & past employers:	American Public Media, BWBR Architects, Minnesota Public Radio, CaringBridge
Education:	Florida Institute of Technology at Melbourne

This borrower member posted the following loan description, which has not been verified:

568549 added on 11/04/09 > I use my current laptop to function as my main work computer. As a Software Engineer, I need to have a robust computer to be able to do things efficiently -- otherwise I can lose a lot of time and momentum. It's time to upgrade.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,601.00	Public Records On File:	1
Revolving Line Utilization:	40.60%	Months Since Last Record:	27
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457400	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457400. Member loan 457400 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	n/a	Debt-to-income ratio:	1.31%
Length of employment:	n/a	Location:	VAN NUYS, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

568590 added on 11/04/09 > At the age 59 it is time for me to settle down and make a good family. I am self employed for the past 10 years and have designed and manufactured iron for over 50,000 happy costumers. Now that time came to getting married, I need help to pay off all the expenses plus a nice ring I have on hold, I make 8500 a month, I will have no problem in paying back. Thank you for all the help and support.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,686.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457401	$5,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457401. Member loan 457401 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Engineered Coating Technology, Inc.	Debt-to-income ratio:	0.36%
Length of employment:	6 years	Location:	West Covina, CA

Home town:
Current & past employers:	Engineered Coating Technology, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

568592 added on 11/04/09 > The purpose of this loan is to increase and maintain our business operations at the family business which has been operating for over 20 years. The loan proceeds will be use to purchase inventory which will be used to make final finished products for our long established customers. The business is a small manufacturing company. We currently need additional funds in order to continue operations without having to turn away customers who rely on our quality products.<br/>This loan is safe and sound because I currently do not owe more than $450.00 to any company or person combined. This will be the only major loan that will be on my name. I am responsible and able to solely repay the loan back in its entirety. I have a brokerage account with an average amount of $12,000.00. My monthly expenses are below my salary income. I have a checking account with an average balance of $4,000.00. I continue to live a lifestyle below my financial means and will continue to do so.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	7
Revolving Credit Balance:	$581.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 457410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457410	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457410. Member loan 457410 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	AFT	Debt-to-income ratio:	17.93%
Length of employment:	8 years	Location:	TEMPLE CITY, CA

Home town:
Current & past employers:	AFT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,953.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457414	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457414. Member loan 457414 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Self	Debt-to-income ratio:	0.22%
Length of employment:	9 years	Location:	Sidney, IL

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

568615 added on 11/04/09 > All of my credit cards are paid off. This is to pay family members back.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,800.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457481	$6,800	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457481. Member loan 457481 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	SEI Investments, Co	Debt-to-income ratio:	22.71%
Length of employment:	2 years	Location:	KING OF PRUSSIA, PA

Home town:
Current & past employers:	SEI Investments, Co
Education:

This borrower member posted the following loan description, which has not been verified:

568737 added on 11/04/09 > I have a very stable job and I am completely responsible. I've had a bad streak of luck, and plan to use this money to help me manage and consolidate my monthly payments.<br/> 568737 added on 11/06/09 > I have received some questions around monthly budgeting. While I gross $4333, I net about $2800 after taxes. I am paying down a loan from school expenses (almost paid off!), which costs me $330/mo and a car payment of the same amount. After rent ($736/mo), I throw away one whole paycheck, as I am paid bi-weekly. Then, I have $1400 left to pay my utilities/phone/internet/credit card bills (which total about $700) and then I have about $700 for gas, food, prescriptions, etc. Every month, I just about break even. My savings are non-existent after a car accident (not at fault), surgeries not covered by insurance, 2 landlord bankruptcies and losing about $3000 in deposits, and mono (for the second time!). Despite all of that, I have been able to maintain making my monthly payments, but I have not even touched the principal on my credit cards, which I used for and during all of the above stated. I plan on using this money to get me back on track so I can pay off all of my bills. Thank you for your generosity.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,159.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457490

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457490	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457490. Member loan 457490 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,792 / month
Current employer:	Washington State Fruit Commission	Debt-to-income ratio:	17.56%
Length of employment:	< 1 year	Location:	MORRIS, IL

Home town:
Current & past employers:	Washington State Fruit Commission
Education:

This borrower member posted the following loan description, which has not been verified:

568749 added on 11/04/09 > I am starting an internet business, and my first website will feature housewares and home small appliances. I have incurred a lot of personal debt (approximately $40,000) and would like to free up my personal credit cards. My personal credit rating is excellent (at least it was prior to September 2009 when I started pursueing my own internet business and used most of my personal credit to fund it).<br/> Everything is being done professionally, and I wish to expand to additional websites within the next year. I have an MBA and a solid Marketing and Sales background. At one time I was a buyer of small household appliances. I know I can make this work and grow my business.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1976	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$190,050.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457493	$8,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457493. Member loan 457493 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Milford Plaza	Debt-to-income ratio:	12.59%
Length of employment:	2 years	Location:	River Edge, NJ

Home town:
Current & past employers:	Milford Plaza
Education:

This borrower member posted the following loan description, which has not been verified:

180033 added on 11/04/09 > I am reliable client who need 5k-8k, i have a good payment history on my credit cards and have not been late on them. If any additional info needed feel free to contact me.<br/><br/>Truly yours,<br/>Kriste Desku<br/> 180033 added on 11/05/09 > I also have a life insurance of $1mil with Omaha mutual.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	28
Revolving Credit Balance:	$15,183.00	Public Records On File:	1
Revolving Line Utilization:	70.30%	Months Since Last Record:	65
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457500	$3,600	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457500. Member loan 457500 was requested on November 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	grandstands international	Debt-to-income ratio:	13.92%
Length of employment:	< 1 year	Location:	KIOWA, CO

Home town:
Current & past employers:	grandstands international
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$800.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457535	$2,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457535. Member loan 457535 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	BASS UNDERWRITERS INC	Debt-to-income ratio:	19.25%
Length of employment:	4 years	Location:	OPA LOCKA, FL

Home town:
Current & past employers:	BASS UNDERWRITERS INC
Education:

This borrower member posted the following loan description, which has not been verified:

568867 added on 11/06/09 > This will be used towards the purchase of a boat.<br/>I have a stable job and have no problem paying this loan back.<br/>I have never been late on any payment.<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,527.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457540	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457540. Member loan 457540 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,222 / month
Current employer:	n/a	Debt-to-income ratio:	5.81%
Length of employment:	n/a	Location:	Allentown, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

568872 added on 11/05/09 > broke leg and had to go to rehab center for 3 months. only 80% was paid by insurance. Need help with rest plus doctor's bills. Hope to pay off sooner than the allotted time. Thank you.<br/> 568872 added on 11/06/09 > This loan would consolidate all the bills into a more manageable amount. My income is from disability (on 3 years due to loss of eyesight) which is the income included here. I also have a part-time self-employment position for a psychologist (whom I have been working for 2-1/2 years) but income was not included due to fluctuations in salary.<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,269.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457545	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457545. Member loan 457545 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.87%
Length of employment:	n/a	Location:	east haven, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,497.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457562	$14,500	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457562. Member loan 457562 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Gables Executives Offices	Debt-to-income ratio:	7.54%
Length of employment:	4 years	Location:	Coral Gables, FL

Home town:
Current & past employers:	Gables Executives Offices
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,465.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457566	$9,250	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457566. Member loan 457566 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Children's National Medical Center	Debt-to-income ratio:	19.26%
Length of employment:	3 years	Location:	Washington, DC

Home town:
Current & past employers:	Children's National Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

568921 added on 11/05/09 > Hi, <br/>I am in great need of this money, I need it as soon as possible because I need legal representation for my brother. His future is at state, so it is criticle that I receive this loan. Thank you so much for your efforts and approving me for this loan. This will make a life difference for me and my family and I promise to always be on time with my payments. Thank You again, God bless.<br/> 568921 added on 11/05/09 > I work full time, and tutor part time. I have been working for Children's Hospital for 3 years now. I am also looking for other part time job oppotunities. I am goal oriented, and love my job. My little brother means the world to me and I really need to help him, he goes to court next Wednesday so I really need to secure his lawyer so that he can have good representation and I know he has learned that you have to be wise in choosing friends because your association with people can make you guilty by association. Please if possible I really would like to have this money by Monday, if not thats ok but time is vital to this situation. Also just wanted to let you know I do live on a budget, the economy is not great right now so I only get the things I need not the things I want and can go with out. All my bills are paid up to date and I make all of them on time. I hope I included everthing you need to know about my self. Sorry if it doesn't flow but I didnt realize what you were looking for in the description until after I typed the first half. Thank you again so much. This money will be used to help me pay for an attorney for my brother. Thank you I really need this. We all make mistakes, and just to let you know my brother didn't hurt anyone or anything like that. He has some friends that are a bad influence and because of association got mixed up into this situation.<br/>

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457578	$4,900	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457578. Member loan 457578 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,240 / month
Current employer:	Clinical Lab Partners	Debt-to-income ratio:	23.75%
Length of employment:	1 year	Location:	Rocky Hill, CT

Home town:
Current & past employers:	Clinical Lab Partners
Education:

This borrower member posted the following loan description, which has not been verified:

568940 added on 11/05/09 > I have one credit card with a balance of $5000 with a 29.99% interest rate. I am looking to pay that off with a lower interest rate. As shown in my credit report, I have never had late payment in my 15 years of borrowing.<br/> 568940 added on 11/06/09 > I also have a 401k with a value of approximately $19,000 that I would be able cash out if ever needed. Although I'm sure I would never need to.<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,998.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457583	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457583. Member loan 457583 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Church of God	Debt-to-income ratio:	4.15%
Length of employment:	10 + years	Location:	Modesto, CA

Home town:
Current & past employers:	Church of God
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,825.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457652	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457652. Member loan 457652 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Simply Fish, Inc	Debt-to-income ratio:	22.48%
Length of employment:	5 years	Location:	Portland, OR

Home town:
Current & past employers:	Simply Fish, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

569076 added on 11/05/09 > The growth of my mobile aquatics maintenance company, Go Fish, has made it in my best interest to have a designated company vehicle. Perhaps this will be the first of several!<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	25
Revolving Credit Balance:	$5,237.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457657	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457657. Member loan 457657 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,800 / month
Current employer:	PERRY MEMORIAL	Debt-to-income ratio:	10.71%
Length of employment:	< 1 year	Location:	PERRY, OK

Home town:
Current & past employers:	PERRY MEMORIAL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	10
Revolving Credit Balance:	$179.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457661	$15,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457661. Member loan 457661 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	n/a	Debt-to-income ratio:	3.41%
Length of employment:	n/a	Location:	Van Nuys, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	44
Revolving Credit Balance:	$65,872.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457675	$15,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457675. Member loan 457675 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,736 / month
Current employer:	mss multi sponsor studies	Debt-to-income ratio:	9.47%
Length of employment:	< 1 year	Location:	phoenix, AZ

Home town:
Current & past employers:	mss multi sponsor studies
Education:

This borrower member posted the following loan description, which has not been verified:

569168 added on 11/05/09 > im taking out this loan for to remodel my master bathroom.....and with the remaining monies i would like to upgrade my kitchen cabinets to increase the value on my home.<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	54
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457677	$7,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457677. Member loan 457677 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,000 / month
Current employer:	lilye medical &managemen,corp	Debt-to-income ratio:	11.72%
Length of employment:	4 years	Location:	hialeah, FL

Home town:
Current & past employers:	lilye medical &managemen,corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,916.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 457678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457678	$6,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457678. Member loan 457678 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Octopus Car Care	Debt-to-income ratio:	15.36%
Length of employment:	< 1 year	Location:	ROCKFORD, IL

Home town:
Current & past employers:	Octopus Car Care
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	81
Revolving Credit Balance:	$6,026.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457709	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457709. Member loan 457709 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,200 / month
Current employer:	SYSTEM & STRUCTURE REHAB INC	Debt-to-income ratio:	18.00%
Length of employment:	3 years	Location:	HIALEAH, FL

Home town:
Current & past employers:	SYSTEM & STRUCTURE REHAB INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 457736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457736	$9,475	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457736. Member loan 457736 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,250 / month
Current employer:	City of Zeigler	Debt-to-income ratio:	7.07%
Length of employment:	9 years	Location:	BENTON, IL

Home town:
Current & past employers:	City of Zeigler
Education:

This borrower member posted the following loan description, which has not been verified:

569298 added on 11/06/09 > I am a police officer for zeigler Illinois, I have 4 outstanding credit card balances that I would like to consolidate, I owe $9532.10 against my credit cards and two of the cards have higher than average interest, I am in a steady job where I have been for over 9 years.<br/> 569298 added on 11/06/09 > I would also like to add that I recently had a $15,700 vehicle loan thru ford credit that I paid off in 5 years at 6.5% and I was never late on a payment, if my loan is approved I want to get rid of all my credit cards and just pay one flat payment a month<br/> 569298 added on 11/06/09 > I have a excellent credit score and I have never been late on a payment, I have had credit since 1999. Any help is appreciated. I would also like to add that I am number one in seniority in my job which has 8 employees and I am also union protected so very little if any risk of losing job for economic reasons<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,866.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457744	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457744. Member loan 457744 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	SageFire	Debt-to-income ratio:	15.10%
Length of employment:	2 years	Location:	Westminster, CO

Home town:
Current & past employers:	SageFire
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,263.00	Public Records On File:	1
Revolving Line Utilization:	48.00%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457749	$4,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457749. Member loan 457749 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	AIG	Debt-to-income ratio:	23.81%
Length of employment:	2 years	Location:	Long Beach, NY

Home town:
Current & past employers:	AIG
Education:

This borrower member posted the following loan description, which has not been verified:

569328 added on 11/05/09 > Hi, <br/><br/>I am trying to refinance two high rate credit cards into one payment and lower my interest rate. I'm never late on any payments. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,991.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457751	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457751. Member loan 457751 was requested on November 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	1.09%
Length of employment:	n/a	Location:	Reynoldsburg, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

569339 added on 11/05/09 > We are purchasing an existing pizzeria, which also happens to be a franchise of Fox's Pizza Den(the 12th ranked Pizza chain in the USA), and need some seed capital. The business currently is doing $170,000-180,000 per year in gross sales, and we have pin-pointed a number of areas that can be greatly improved. <br/><br/>This is the last piece of the money we need to get this business started. As soon as we get the money we will be up and running and the store will not shut down at all during the transition. <br/><br/>Our management team is extremely qualified to run this business. The principle management team involves one person with 5 years experience working for 3 major pizza franchises (Dominos, Papa John's, and Donatos). Another member of our team has been a catering manager, and another has managed a fine dining restaurant for a couple years.<br/><br/>Having worked in many different pizza chains, I have learned a lot about what works in a successful pizza restaurant.<br/><br/>I also can cite many things right from the start that I could change that could increase sales at this location. Some examples include:<br/>1. Add changeable signage, that we can add specials on, for passersby to see.<br/>2. Make the store front signage more visible.<br/>3. Add promotional advertising decals to the windows in the front of the store, showcasing our specials.<br/>4. Fresh paint, would go a long way to making the store seem more professional.<br/>5. Currently the employees all wear miscellaneous t-shirts, and jeans. The store needs to be more professional, and needs employees to wear decent looking uniforms.<br/>6. When you walk into the store, there is no menu on the wall, instead you have to ask someone for a folded paper menu. This is a major inconvenience to the customer, and it also loses sales. Many people will keep looking at the menu, and re-reading it as they wait for their orders, and sometimes they will even add items to their order. A well-designed graphical menu, above the cash register would greatly improve the image of the store, and increase the sales.<br/>7. I've spent time listening to orders being taken, and nobody ever tries to upsell items. In my experience, asking people if they would like breadsticks or a coke, can add a couple thousand dollars a year to the bottom line.<br/><br/><br/>We have a very aggressive marketing plan being developed which includes a lot of radio promotions, free taste tests, community charity events, marketing to schools and universities, extending our business hours to include lunch, and much more...<br/><br/>Fox's pizza den, is currently the 12th ranked pizza chain in the nation. The products are very unique and cater to many different tastes. They have many products above and beyond just serving pizza. They also have custom creations, such as the Wedgie which is a sandwich made from a pizza crust.<br/><br/>Fox's also allows franchisees to come up w/ their own products, and if something is popular in our area that's not necessarily a Fox's Pizza Den national product, we're more than welcome to offer it to our customers.<br/><br/>The average Fox's Pizza Den currently earns $500,000 per year. The one we're purchasing currently earns $170,000 per year, and has many areas where it can grow. The city that we are purchasing the business in, is a very decent size community with 54,000 people, 25,000 households, which makes for a lot of potential customers, that I'm positive with a good marketing plan, we can tap into, and make regular customers.<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,465.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370610

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370610	$7,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370610. Member loan 370610 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	CompuCom Systems	Debt-to-income ratio:	19.20%
Length of employment:	10 + years	Location:	Fort Worth, TX

Home town:
Current & past employers:	CompuCom Systems
Education:

This borrower member posted the following loan description, which has not been verified:

I recently purchased a house out of forecloser and due to the mess in the mortgage market was not able to borrom above the purchase price ($130,600) to finance the improvements needed, so I used my credit cards which have a high interest rate left over from a few years ago when my credit score was low. I had paid them all off and got my credit score up to 730, but after running up the balances and getting some new credit at Lowes, Lumber Liquidators and a tile store, the new credit requests wacked my score down. Now I can't get a better rate on my credit cards which carry a 21% rate.

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,748.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452112	$14,600	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452112. Member loan 452112 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,083 / month
Current employer:	FIRST AMERICAN	Debt-to-income ratio:	18.73%
Length of employment:	3 years	Location:	WAXAHACHIE, TX

Home town:
Current & past employers:	FIRST AMERICAN
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,485.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453294	$24,250	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453294. Member loan 453294 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	US Department of Defense	Debt-to-income ratio:	5.62%
Length of employment:	3 years	Location:	CENTREVILLE, VA

Home town:
Current & past employers:	US Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

560267 added on 11/06/09 > Funding for rental property investment in Birmingham, Alabama's new downtown arts district.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,739.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455997	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455997. Member loan 455997 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Music Exchange, Inc.	Debt-to-income ratio:	16.71%
Length of employment:	6 years	Location:	San Jose, CA

Home town:
Current & past employers:	Music Exchange, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

565931 added on 11/06/09 > Bank doubled interest rate on my Mastercard! I'm a long time customer and that's what they do to me?? No late payments and I use the Mastercard often....What's their problem?? I have a very small balance....they are soooo greedy!!!! I also want to fix up my kitchen to make my new wife happy!!!! She deserves it!!!!<br/>

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,746.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456014	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456014. Member loan 456014 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	irs	Debt-to-income ratio:	16.14%
Length of employment:	< 1 year	Location:	Medford, NY

Home town:
Current & past employers:	irs
Education:

This borrower member posted the following loan description, which has not been verified:

565962 added on 11/06/09 > Hello, my name is Laura Rubilotta and I'm looking to consolidate my credit card debt and pay it off with a lower interest rate. I've never been late on my payments, and I pay above the minimum balance. The problem is the high interest rates are keeping me from paying off my debt. I'm hoping to receive a loan so I can pay off this debt sooner. Thank you.<br/>

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,006.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456922	$9,600	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456922. Member loan 456922 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,900 / month
Current employer:	The Service Pro.Net	Debt-to-income ratio:	21.31%
Length of employment:	6 years	Location:	Rushville, OH

Home town:
Current & past employers:	The Service Pro.Net
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	69
Revolving Credit Balance:	$34,009.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457237	$4,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457237. Member loan 457237 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	MacNeill group	Debt-to-income ratio:	14.04%
Length of employment:	< 1 year	Location:	Fort lauderdale, FL

Home town:
Current & past employers:	MacNeill group
Education:

This borrower member posted the following loan description, which has not been verified:

568271 added on 11/06/09 > We are a fantastic, low risk listing. My fiance and I make very good money, have very low overhead, no children and very stable, steady employment. We will be able to repay this loan quickly and easily. Thank you for your interest.<br/>

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	25
Revolving Credit Balance:	$3,082.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457620	$24,250	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457620. Member loan 457620 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,600 / month
Current employer:	n/a	Debt-to-income ratio:	7.64%
Length of employment:	n/a	Location:	COMPTON, CA

Home town:
Current & past employers:	HACOR INC. (IN FLIGHT CATERING)
Education:	CALIFORNIA SCHOOL OF CULINARY ARTS

This borrower member posted the following loan description, which has not been verified:

569020 added on 11/06/09 > I have my business for more than 2 years doing very well, I submit my accounting books. I borrowed money from family members, and I am paying them 10% interest a month. I am all paid up and my business is growing, but need out of the $2,900.00 / month of interest that I am paying.<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,562.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457646	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457646. Member loan 457646 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	St. Joseph Hospital	Debt-to-income ratio:	2.12%
Length of employment:	< 1 year	Location:	MISSOURI CITY, TX

Home town:
Current & past employers:	St. Joseph Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

569069 added on 11/06/09 > I am a registered nurse that has a family member that has some unexpected legal issues occur.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	2
Revolving Credit Balance:	$3,064.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457651	$8,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457651. Member loan 457651 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Mastro's Steakhouse	Debt-to-income ratio:	0.49%
Length of employment:	5 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	Mastro's Steakhouse
Education:

This borrower member posted the following loan description, which has not been verified:

569075 added on 11/06/09 > My family just rented a house a few months ago, only for the whole property to have severe plumbing and sewage problems causing it to be yellow-tagged by the city. We have been living in a hotel for the past 6 weeks, and my credit cards have been maxed out, and forced to move in with in-laws until landlord refunds our expenses.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	68
Revolving Credit Balance:	$858.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457680	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457680. Member loan 457680 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Walgreens	Debt-to-income ratio:	23.49%
Length of employment:	4 years	Location:	Winter Springs, FL

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$697.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457776	$16,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457776. Member loan 457776 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,474 / month
Current employer:	United State Postal Service	Debt-to-income ratio:	12.94%
Length of employment:	10 + years	Location:	Twinsburg, OH

Home town:
Current & past employers:	United State Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

569403 added on 11/06/09 > I work for the United State Postal Service for 12yrs and looking to retired there. I had unforseen financial issue in my past but I never stop paying my credtor. I filled bandruptcy in 2002 trying to start a business in Real Estate and my mother past in 2007 which I had to pay for her funeral services and I was part of the mortgage issue last year which made me live off my credit cards. Now that everything is back on track I wont to payoff my creditor and start over agan. I pymt history is in good standard. I pay my credtor each month but the interest on my credit cards are to high an I will never pay them off. This loan will give me an opportunity to start over agan and pay everybody off.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$10,728.00	Public Records On File:	1
Revolving Line Utilization:	91.70%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457783	$11,825	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457783. Member loan 457783 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Children's Hospital Boston	Debt-to-income ratio:	21.10%
Length of employment:	< 1 year	Location:	MEDFORD, MA

Home town:
Current & past employers:	Children's Hospital Boston
Education:

This borrower member posted the following loan description, which has not been verified:

569416 added on 11/06/09 > Loan is being used to pay off a credit card debt faster and at a lower rate.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	29
Revolving Credit Balance:	$28,874.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457819	$9,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457819. Member loan 457819 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Calgon Carbon Corp	Debt-to-income ratio:	10.78%
Length of employment:	1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Calgon Carbon Corp
Education:

This borrower member posted the following loan description, which has not been verified:

569436 added on 11/06/09 > Piitsburgh, PA<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	35
Revolving Credit Balance:	$8,300.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457825	$24,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457825. Member loan 457825 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	PJP Builders, INC	Debt-to-income ratio:	0.70%
Length of employment:	3 years	Location:	Orlando, FL

Home town:
Current & past employers:	PJP Builders, INC
Education:

This borrower member posted the following loan description, which has not been verified:

569484 added on 11/06/09 > The purpose of the loan is to do upgrades on the house. I have lived there for several years and it needs to be remodeled as well as in need of new roof, air conditioning and plumber. This allows me to invest in my own property since I enjoy my stability as you can see with the credibility of an average account age of almost 11 years, and a credit management of 21 years and 6 months.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	16
Revolving Credit Balance:	$726.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457829	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457829. Member loan 457829 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Los Angeles County - IHSS	Debt-to-income ratio:	5.28%
Length of employment:	10 + years	Location:	Inglewood, CA

Home town:
Current & past employers:	Los Angeles County - IHSS
Education:

This borrower member posted the following loan description, which has not been verified:

569489 added on 11/06/09 > Remodeling Kitchen and Bathroom<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	39
Revolving Credit Balance:	$9,527.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457833	$10,400	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457833. Member loan 457833 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Body Scapes Fitness	Debt-to-income ratio:	9.20%
Length of employment:	< 1 year	Location:	Manchester, NH

Home town:
Current & past employers:	Body Scapes Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

569499 added on 11/06/09 > I am a 27 year old professional in the fitness industry, and I am working as the Personal Training Director at a upscale health club in Boston, MA. I will be using this loan strictly to consolidate my credit card debt. I will also be canceling some of the accounts to minimize the amount of revolving credit I have. I live at home with my parents (luckily) and so my bills are very minimal. I do not make a car payment, or pay rent, so I plan on making more than the minimum payment on this loan. I'd like to pay it off within 2 years. My job is very stable and I plan on working with this company as the have offered me plenty of room for growth. What makes me a good borrower? Well, I've learned my lesson about credit cards, and I'm a very hard working and intelligent young woman. I'd love to own my own business one day, and would love to have a clear credit for it. Thank you for this loan!<br/> 569499 added on 11/06/09 > I also have great credit and I'm very responsible...and I floss my teeth every night!<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,747.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457845

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457845	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457845. Member loan 457845 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Prominent Services, Inc.	Debt-to-income ratio:	1.37%
Length of employment:	5 years	Location:	Miami, FL

Home town:
Current & past employers:	Prominent Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

569518 added on 11/06/09 > The reason for this loan is that I would like to do upgrades on the house. I need to remodel kitchen in order to maintain the property, keeping it up with the style as well as the real state market. It is an investment to my property at the same time that I know, that I am a responsible person to accomplish my goals and pay all my financial transactions. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,885.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457854	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457854. Member loan 457854 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Waterbury Hospital	Debt-to-income ratio:	15.10%
Length of employment:	4 years	Location:	Durham, CT

Home town:
Current & past employers:	Waterbury Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,003.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457857	$13,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457857. Member loan 457857 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,044 / month
Current employer:	n/a	Debt-to-income ratio:	17.48%
Length of employment:	n/a	Location:	Canillus, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

569532 added on 11/06/09 > I have BOA Credit Card with a current balance of $13,500.00. The interest rate is 14.99%. The minimum payment per month is $368.00, but I am paying $450.00 per month to get it down. Only about half of the $450 is going toward the principal???the rest is interest. I am very eager to get rid of this loan and replace it with one which has a significantly lower interest rate. So, I am looking to borrow $13,500.00<br/>I just recently closed on a mortgage refinancing . I merged a primary mortgage (Lyons National Bank) and secondary mortgage (Bank of America) with a new loan with SunTrust (4.875% fixed). I also just closed a Chase Bank Credit card ($5,000 limit). It might take a while for all of this to show up on my credit report.<br/>My new mortgage payment is $1,129.34 (including escrow). In addition to my mortgage payment, I have a car loan with GMAC ($243.28 per month???balance of $ 11,456.22) and another credit-card loan with BOA (min. pyt. is $96.00 per month, although I pay $150.00 per month???balance of about $4,500). I do have a few department-store credit cards, but nearly all of them have a $0 balance. I have about $10,000 in my checking account.<br/>I plan to pay back this loan with income from the following sources: NYSTRS pension, $2,110.58 per month (this will be going up); Onondaga Community College, $1933.32 per month; Social Security, $1, 197.00 per month (begins 1/2010). These are NET figures.<br/> 569532 added on 11/06/09 > I have BOA Credit Card with a current balance of $13,500.00. The interest rate is 14.99%. The minimum payment per month is $368.00, but I am paying $450.00 per month to get it down. Only about half of the $450 is going toward the principal???the rest is interest. I am very eager to get rid of this loan and replace it with one which has a significantly lower interest rate. So, I am looking to borrow $13,500.00<br/>I just recently closed on a mortgage refinancing . I merged a primary mortgage (Lyons National Bank) and secondary mortgage (Bank of America) with a new loan with SunTrust (4.875% fixed). I also just closed a Chase Bank Credit card ($5,000 limit). It might take a while for all of this to show up on my credit report.<br/>My new mortgage payment is $1,129.34 (including escrow). In addition to my mortgage payment, I have a car loan with GMAC ($243.28 per month???balance of $ 11,456.22) and another credit-card loan with BOA (min. pyt. is $96.00 per month, although I pay $150.00 per month???balance of about $4,500). I do have a few department-store credit cards, but nearly all of them have a $0 balance. I have about $10,000 in my checking account.<br/>I plan to pay back this loan with income from the following sources: NYSTRS pension, $2,110.58 per month (this will be going up); Onondaga Community College, $1933.32 per month; Social Security, $1, 197.00 per month (begins 1/2010). These are NET figures.<br/> 569532 added on 11/06/09 > SORRY--THE LOAN DESCRIPTION ACCIDENTALLY GOT COPIED TWICE.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,844.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 457868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457868	$22,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457868. Member loan 457868 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,395 / month
Current employer:	Home Solutions & Consultant	Debt-to-income ratio:	2.10%
Length of employment:	4 years	Location:	Opalocka, FL

Home town:
Current & past employers:	Home Solutions & Consultant
Education:

This borrower member posted the following loan description, which has not been verified:

569558 added on 11/06/09 > The reason for this loan is to purchase a piece of land-grove to invest. I am looking around Indian River area due to it is a fertile zone for orange groves. This will allow me to cultivate the land to prepare for a harvest season and enjoy my capital gain. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,006.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 457872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457872	$25,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457872. Member loan 457872 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$29,167 / month
Current employer:	n/a	Debt-to-income ratio:	0.05%
Length of employment:	n/a	Location:	glendale, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

569565 added on 11/06/09 > i just purchased a home and i need remodel the kitchen<br/> 569565 added on 11/06/09 > I plan on renovating my Kitchen Cabinets<br/>I have very little debt, secure steady income, never late on any credit obligations.<br/>I have monthly income of approximatley $8,000.00, after expenses.<br/>I am selfemployed, as a plubing wholesaler, and have contracts that guarantees, my income with my customers.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457883

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457883	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457883. Member loan 457883 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Alexandria Care Center	Debt-to-income ratio:	9.04%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Alexandria Care Center
Education:

This borrower member posted the following loan description, which has not been verified:

567608 added on 11/06/09 > The personal loan that i will get will be used to cover the expenses when i undergo my rigorous review for the RN-NCLEX exams. With your help, I strongly believe that I will be successful !<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,186.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457887	$19,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457887. Member loan 457887 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,325 / month
Current employer:	Data Foundry	Debt-to-income ratio:	13.71%
Length of employment:	4 years	Location:	AUSTIN, TX

Home town:
Current & past employers:	Data Foundry
Education:

This borrower member posted the following loan description, which has not been verified:

569590 added on 11/06/09 > My wife and I were married in June and my credit card debt from my three separate cards scares her. <br/><br/>I adjusted to my spending habits a couple of years ago, but post wedding and honeymoon all the headway I've made seemed to evaporate.<br/><br/>I turned 30 two months ago and we're looking to start having children within the next three years. I'd love to be debt free by the time my first child is old enough to walk, if not sooner. A rigidly set monthly payment seems like the best way for me to accomplish this.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,697.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457888	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457888. Member loan 457888 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	6.60%
Length of employment:	n/a	Location:	Snohomish, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,218.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457893

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457893	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457893. Member loan 457893 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Kroger	Debt-to-income ratio:	4.29%
Length of employment:	10 + years	Location:	Little Rock, AR

Home town:
Current & past employers:	Kroger
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457919	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457919. Member loan 457919 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	L3 communications	Debt-to-income ratio:	0.24%
Length of employment:	6 years	Location:	PORTLAND, OR

Home town:
Current & past employers:	L3 communications
Education:

This borrower member posted the following loan description, which has not been verified:

Finishing final work on one of our many projects. Investor backed out and would rather borrow than bring another investor in. Make $150k with no debts and my partner makes $125k no debt. Our business is additionally profitable outside of our personal income. Will likely pay off in less than 6 months.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	47
Revolving Credit Balance:	$633.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457922	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457922. Member loan 457922 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Accuvant Inc	Debt-to-income ratio:	20.09%
Length of employment:	4 years	Location:	Denver, CO

Home town:
Current & past employers:	Accuvant Inc
Education:

This borrower member posted the following loan description, which has not been verified:

569652 added on 11/06/09 > I will be using this load to repay money to a friend loaned for education fees. I have a solid history of repaying my debts and have a stable steady job where I one of the top consultants in my company. I have budgeted my monthly income with personal finance tools for most of my life and believe I have approximately twice the loan repayment amount spare in my budget to repay this loan.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,803.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457938	$13,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457938. Member loan 457938 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	Coast Real Estate Services	Debt-to-income ratio:	21.39%
Length of employment:	< 1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Coast Real Estate Services
Education:

This borrower member posted the following loan description, which has not been verified:

569693 added on 11/06/09 > It took a while to get established and I accumulated a lot of debt in the process. I currently have an incredible job with a great salary, but extremely high interest rates. I am going to school part-time determined to finishing my degree. This loan will give me the opportunity to consolidate my past and pay it off quickly. I am looking forward to endless possibilities in my future.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	32
Revolving Credit Balance:	$14,021.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457957	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457957. Member loan 457957 was requested on November 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,417 / month
Current employer:	Daiichi Sankyo Inc	Debt-to-income ratio:	8.53%
Length of employment:	3 years	Location:	COVINA, CA

Home town:
Current & past employers:	Daiichi Sankyo Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	11
Revolving Credit Balance:	$9,116.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 101 dated November 7, 2009